UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06621

Nuveen Premium Income Municipal Fund 2, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
October 31, 2010

Nuveen Premium Income Municipal Fund, Inc.
NPI

Nuveen Premium Income Municipal Fund 2, Inc.
NPM

Nuveen Premium Income Municipal Fund 4, Inc.
NPT

October

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at Hyde Park, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
December 22, 2010

Nuveen Investments 1

Portfolio Managers’ Comments

Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

Recently, portfolio managers Paul Brennan and Johnathan Wilhelm discussed U.S. economic and municipal market conditions, key investment strategies and the twelvemonth performance of these three national Funds. With 20 years of investment experience, including 12 years at Nuveen, Paul has managed NPI and NPM since 2006. John, who came to Nuveen in 2001 with 20 years of industry experience, assumed portfolio management responsibility for NPT in March 2009.

Since the close of this reporting period, Johnathan Wilhelm has left Nuveen Asset Management and no longer manages NPT. Paul Brennan now is the portfolio manager for NPT.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2010?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its November 2010 meeting (shortly after the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also announced a second round of quantitative easing, in which it plans to purchase $600 billion in U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

These and other measures produced some signs of economic improvement. In the third quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, marking the first time the economy had strung together five consecutive quarters of growth since 2007-2008. Inflation remained relatively tame, as the Consumer Price Index (CPI) rose just 1.2% year-over-year as of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

2 Nuveen Investments

October 2010. The core CPI (which excludes food and energy) rose 0.6% over this period, the smallest twelve-month increase in the 53-year history of this index. Housing prices also continued to recover from their April 2009 lows, although growth rates moderated from previous periods. For the twelve months ended September 2010 (the latest information available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index rose 0.6%. Unemployment remained persistently high, with the jobless rate hovering at or above 9.5% over the past 15 months. As of October 2010, national unemployment stood at 9.6% for the third consecutive month, down from its 26-year high of 10.1% in October 2009.

Municipal bond prices generally rose during this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond program. Build America Bonds, which were created as part of the February 2009 economic stimulus package, currently offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments, providing issuers with an alternative to traditional tax-exempt debt that often proves to be lower in cost. For the twelve months ended October 31, 2010, taxable Build America Bonds issuance totaled $100.3 billion, accounting for 24% of new bonds issued in the municipal market.

Over the twelve months ended October 31, 2010, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $418 billion, an increase of 9% compared with the twelve-month period ended October 31, 2009. However, if taxable Build America Bond issuance were removed from the equation, the supply of tax-exempt bonds alone actually fell 15%. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as appropriate investment opportunities for the tax-exempt Nuveen municipal closed-end funds.

What key strategies were used to manage these Funds?

As previously mentioned, the supply of tax-exempt municipal bonds declined nationally during this period, due in part to the issuance of taxable municipal bonds under the Build America Bond program. In this environment of constrained issuance of tax-exempt municipal bonds, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. In NPI and NPM, we found value in several areas of the market, including health care, tax-supported sectors and other essential services such as toll roads and airports. For the most part, our purchases in these two Funds were rated AA, A, and—to a lesser degree—BBB with maturities of at least 20 years. In NPT, our focus was on increasing our exposure to hospitals and to lower-rated bonds, primarily credits rated BBB, in order to take advantage of attractive prices and yields.

Nuveen Investments 3

Some of this investment activity resulted from opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care sector because, as 501(c)(3) (nonprofit) organizations, hospitals generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. Supply in the health care sector was also boosted in the early part of the period by hospitals issuing fixed rate bonds in order to refinance and retire outstanding debt that had initially been issued as variable rate debt. Bonds with proceeds earmarked for refundings, working capital and private activities also are not covered by the Build America Bond program and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program also was evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Even though this significantly reduced the availability of tax-exempt credits with longer maturities and made locating appropriate longer bonds more challenging, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds, which we worked to redeploy to keep the Funds fully invested. On the whole, active selling was relatively minimal, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

In October 2009, just prior to the start of this reporting period, the Nuveen Florida Investment Quality Municipal Fund (NQF) and the Nuveen Florida Quality Income Municipal Fund (NUF) were reorganized into NPM. In general, the securities acquired through this reorganization matched the investment parameters and strategies of NPM and required little immediate portfolio activity. However, NPM’s exposure to Florida bonds rose significantly. During this period, we worked to reduce this exposure, when appropriate. As of October 31, 2010, NPM’s allocation to Florida bonds represented 31.3% of its portfolio, down from 36.7% twelve months earlier. We intend to further reduce NPM’s Florida exposure over time as appropriate opportunities arise.

As of October 31, 2010, all three of these Funds continued to use inverse floating rate securities.1 We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

1
An inverse floating rate security, also known as an inverse floater, is a financial instru ment designed to pay long-term interest at a rate that varies inversely with a short-term interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

4 Nuveen Investments

How did the Funds perform?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 10/31/10

Fund	1-Year	5-Year	10-Year
NPI	12.26%	5.04%	6.08%
NPM	12.25%	5.46%	6.33%
NPT	12.77%	5.44%	5.78%
Standard & Poor’s (S&P) National Municipal Bond Index2	8.06%	4.98%	5.58%
Lipper General Leveraged Municipal Debt Funds Average3	13.81%	4.87%	6.36%

For the twelve months ended October 31, 2010, the total returns on common share net asset value (NAV) for all three of these Nuveen Funds exceeded the return for the Standard & Poor’s (S&P) National Municipal Bond Index. For this same period, all of the Funds lagged the average return for the Lipper General Leveraged Municipal Debt Funds Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of structural leverage was an important positive factor affecting the Funds’ performances over this period. The impact of structural leverage is discussed in more detail on page six.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities, with credits at the longest end of the municipal yield curve posting the strongest returns. The outperformance of longer term bonds was due in part to the decline in interest rates, particularly in the intermediate and longer segments of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up the prices of these bonds. Overall, duration and yield curve positioning were positive contributors to the performances of these three Funds. NPT’s performance reflects the fact that this Fund had the longest duration among the three Funds, while NPM had the shortest duration.

Credit exposure also played a role in performance. The demand for municipal bonds increased during this period driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for higher yields and additional risk. At the same time, the supply of new tax-exempt municipal paper declined, due largely to the Build America Bond program. As investors bid up municipal bond prices, bonds rated BBB or below generally outperformed those rated AAA. All of these Funds, especially NPT, benefited from their substantial allocations to lower-rated bonds.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

2
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

3
The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all leveraged closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 44 funds; and 10-year, 30 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Nuveen Investments 5

Holdings that generally contributed positively to the Funds’ returns during this period included industrial development revenue and health care bonds. In general, these three Funds, particularly NPT, had strong weightings in health care, which added to their performance. Revenue bonds as a whole performed well, with transportation, housing, leasing and special tax credits among the other sectors that outperformed the general municipal market. Zero coupon bonds and credits backed by the 1998 master tobacco settlement agreement also were among the strongest performers. As of October 31, 2010, these Funds held approximately 4% to 5% of their portfolios in lower-rated tobacco bonds, which had a meaningful and beneficial impact on their investment performance.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities trailed the general municipal market during this period. While these securities continued to provide attractive tax-free income, their muted investment performance was attributed primarily to their shorter effective maturities and higher credit quality. Although allocations of pre-refunded bonds fell in NPI and NPT over the past twelve months due to calls, all of these Funds continued to hold a substantial amount of these bonds. While these holdings detracted from the Funds’ performance, they continued to provide attractive income. Among the revenue sectors, resource recovery trailed the overall municipal market by the widest margin, and water and sewer bonds also turned in a relatively weaker performance. In addition, general obligation and other tax-supported bonds also struggled to keep pace with the municipal market return during the twelve months.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative indexes was the Funds’ use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

6 Nuveen Investments

RECENT DEVELOPMENTS REGARDING THE FUNDS’ LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multigenerational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares, a floating rate form of preferred stock. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010 and as of the time this report was prepared, 36 Nuveen leveraged closed-end funds, (including NPI and NPM), received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/ Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established

Nuveen Investments 7

an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, 26 of the funds that received demand letters (including NPI and NPM) were named as nominal defendants in a putative shareholder derivative action complaint captioned Safier and Smith v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on July 27, 2010. Three additional funds were named as nominal defendants in a similar complaint captioned Curbow v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on August 12, 2010, and three additional funds were named as nominal defendants in a similar complaint captioned Beidler v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on September 21, 2010 (collectively, the “Complaints”). The Complaints, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaints contain the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaints are without merit, and intends to defend vigorously against these charges.

8 Nuveen Investments

As of October 31, 2010, the amounts of ARPS redeemed by the Funds are as shown in the accompanying table.

	Auction Rate	% of Original
	Preferred Shares	Auction Rate
Fund	Redeemed	Preferred Shares
NPI	$124,350,000	23.7%
NPM	$108,475,000	18.2%
NPT	$338,400,000	100.0%

VRDP

During the current reporting period, NPT issued $262.2 million of VRDP to redeem at par its remaining outstanding ARPS. As noted previously, VRDP is a newly-developed instrument that essentially replaces all or a portion of the ARPS used as leverage and potentially could be used to refinance all or a portion of the ARPS of other funds. VRDP shares include a liquidity feature that allows holders of VRDP to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933. VRDPs offer interest rates that are reset frequently on a regular schedule and generally reflect current short-term municipal market interest rates.

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on VRDP Shares.

As of October 31, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $5.7 billion of the approximately $11.0 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Nuveen Investments 9

Common Share Dividend
and Share Price Information

During the twelve-month reporting period ended October 31, 2010, NPI and NPT each had three monthly dividends increases and NPM had two monthly dividend increases.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2010, all three Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of October 31, 2010, and since the inception of the Funds’ repurchase program, NPM has cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase program, NPI and NPT have not repurchased any of their outstanding common shares.

	Common Shares	% of Outstanding
Fund	Repurchased and Retired	Common Shares
NPM	422,900	0.6%

During the twelve-month reporting period, NPM repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

		Weighted Average	Weighted Average
	Common Shares	Price Per Share	Discount Per Share
Fund	Repurchased and Retired	Repurchased and Retired	Repurchased and Retired
NPM	122,900	$12.90	8.42%

10 Nuveen Investments

As of October 31, 2010, the Funds’ common share prices were trading at (+) premiums and (-) discounts to their common share NAVs as shown in the accompanying table.

	10/31/10	12-Month
Fund	(+) Premium/(-) Discount	Average(-) Discount
NPI	-0.90%	-2.21%
NPM	-2.94%	-4.61%
NPT	+0.23%	-1.84%

Nuveen Investments 11

NPI	Nuveen Premium
Income Municipal
Performance	Fund, Inc.
OVERVIEW
as of October 31, 2010

Fund Snapshot
Common Share Price		$14.34
Common Share
Net Asset Value (NAV)		$14.47
Premium/(Discount) to NAV		-0.90%
Market Yield		6.40%
Taxable-Equivalent Yield1		8.89%
Net Assets Applicable to
Common Shares ($000)		$924,129
Average Effective Maturity
on Securities (Years)		15.51
Leverage-Adjusted Duration		8.80
Average Annual Total Return
(Inception 7/18/88)
	On Share Price	On NAV
1-Year	19.68%	12.26%
5-Year	6.64%	5.04%
10-Year	8.23%	6.08%
States3
(as a % of total investments)
California		13.3%
Texas		9.3%
New York		8.6%
Illinois		7.2%
New Jersey		4.8%
Florida		4.4%
Pennsylvania		3.4%
South Carolina		3.3%
Minnesota		3.2%
Alabama		3.1%
Massachusetts		3.0%
Louisiana		2.8%
Colorado		2.7%
Nevada		2.7%
Michigan		2.6%
Washington		2.6%
District of Columbia		2.6%
Wisconsin		2.5%
Other		17.9%
Portfolio Composition3
(as a % of total investments)
U.S. Guaranteed		17.8%
Health Care		17.1%
Tax Obligation/Limited		15.4%
Tax Obligation/General		13.0%
Transportation		12.6%
Utilities		5.6%
Consumer Staples		4.4%
Other		14.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to invest- ments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

12 Nuveen Investments

NPM	Nuveen Premium
Income Municipal
Performance	Fund 2, Inc.
OVERVIEW
as of October 31, 2010

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Percentage includes assets acquired in the Reorganization of Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF). Please see the Portfolio Managers’ Comments for an expanded discussion on the intention overtime to reduce the Fund’s concentration of Florida holdings.

3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

Fund Snapshot
Common Share Price		$14.54
Common Share
Net Asset Value (NAV)		$14.98
Premium/(Discount) to NAV		-2.94%
Market Yield		6.11%
Taxable-Equivalent Yield1		8.49%
Net Assets Applicable to
Common Shares ($000)		$1,058,891
Average Effective Maturity
on Securities (Years)		15.01
Leverage-Adjusted Duration		7.87
Average Annual Total Return
(Inception 7/23/92)
	On Share Price	On NAV
1-Year	18.89%	12.25%
5-Year	6.86%	5.46%
10-Year	7.57%	6.33%
States4
(as a % of total investments)
Florida²		31.3%
California		8.0%
Illinois		6.6%
Texas		4.8%
New York		4.5%
Washington		4.3%
South Carolina		3.7%
New Jersey		3.4%
Nevada		3.4%
Massachusetts		3.2%
Louisiana		2.6%
Michigan		2.5%
Alabama		2.1%
Other		19.6%
Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited		21.6%
U.S. Guaranteed		15.6%
Health Care		14.6%
Tax Obligation/General		13.9%
Transportation		10.1%
Utilities		6.5%
Water and Sewer		5.4%
Other		12.3%

Nuveen Investments 13

NPT	Nuveen Premium
Income Municipal
Performance	Fund 4, Inc.
OVERVIEW
as of October 31, 2010

Fund Snapshot
Common Share Price		$13.34
Common Share
Net Asset Value (NAV)		$13.31
Premium/(Discount) to NAV		0.23%
Market Yield		6.39%
Taxable-Equivalent Yield1		8.88%
Net Assets Applicable to
Common Shares ($000)		$575,949
Average Effective Maturity
on Securities (Years)		17.39
Leverage-Adjusted Duration		9.02
Average Annual Total Return
(Inception 2/19/93)
	On Share Price	On NAV
1-Year	21.76%	12.77%
5-Year	7.66%	5.44%
10-Year	7.17%	5.78%
States3
(as a % of total investments)
Texas		13.4%
California		12.9%
Illinois		11.6%
Michigan		5.0%
Florida		4.3%
Louisiana		3.3%
Indiana		3.2%
Alabama		3.2%
Georgia		2.8%
Colorado		2.7%
New Jersey		2.7%
New York		2.6%
Washington		2.5%
South Carolina		2.5%
Ohio		2.5%
Wisconsin		2.4%
North Carolina		1.9%
Rhode Island		1.7%
Other		18.8%
Portfolio Composition3
(as a % of total investments)
Health Care		23.5%
U.S. Guaranteed		16.4%
Tax Obligation/Limited		15.4%
Tax Obligation/General		9.8%
Transportation		7.9%
Utilities		7.6%
Water and Sewer		5.5%
Other		13.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to invest- ments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

14 Nuveen Investments

NPI	Shareholder Meeting Report
NPM	The annual meeting of shareholders was held on July 27, 2010, in the Lobby Conference Room,
NPT	333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NPI and NPT was subsequently adjourned to September 9, 2010.

	NPI		NPM		NPT
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the elimination of the Fund’s
fundamental policy relating to investments
in municipal securities and below
investment grade securities.
For	28,531,135	1,409	—	—	19,104,397	2,422
Against	1,663,674	272	—	—	1,039,011	—
Abstain	1,029,419	6	—	—	707,973	—
Broker Non-Votes	8,820,601	5,388	—	—	6,975,067	—
Total	40,044,829	7,075	—	—	27,826,448	2,422
To approve the new fundamental policy
relating to investments in municipal
securities for the Fund.
For	28,655,277	1,411	—	—	19,122,228	2,422
Against	1,571,241	270	—	—	928,280	—
Abstain	997,710	6	—	—	800,873	—
Broker Non-Votes	8,820,601	5,388	—	—	6,975,067	—
Total	40,044,829	7,075	—	—	27,826,448	2,422
To approve the elimination of the fundamental
policy relating to investing in other
investment companies.
For	28,409,159	1,409	—	—	19,008,824	2,422
Against	1,709,040	270	—	—	986,266	—
Abstain	1,106,029	8	—	—	856,291	—
Broker Non-Votes	8,820,601	5,388	—	—	6,975,067	—
Total	40,044,829	7,075	—	—	27,826,448	2,422
To approve the elimination of the fundamental
policy relating to derivatives and short sales.
For	28,263,247	1,408	—	—	18,976,995	2,422
Against	1,883,329	271	—	—	1,119,265	—
Abstain	1,077,652	8	—	—	755,121	—
Broker Non-Votes	8,820,601	5,388	—	—	6,975,067	—
Total	40,044,829	7,075	—	—	27,826,448	2,422
To approve the elimination of the fundamental
policy relating to commodities.
For	28,338,035	1,408	—	—	18,946,833	2,422
Against	1,795,306	271	—	—	1,042,974	—
Abstain	1,090,887	8	—	—	861,574	—
Broker Non-Votes	8,820,601	5,388	—	—	6,975,067	—
Total	40,044,829	7,075	—	—	27,826,448	2,422
To approve the new fundamental policy relating
to commodities.
For	28,251,230	1,408	—	—	18,947,927	2,422
Against	1,825,668	271	—	—	1,034,870	—
Abstain	1,147,330	8	—	—	868,584	—
Broker Non-Votes	8,820,601	5,388	—	—	6,975,067	—
Total	40,044,829	7,075	—	—	27,826,448	2,422

Nuveen Investments 15

NPI	Shareholder Meeting Report (continued)
NPM
NPT

	NPI		NPM		NPT
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached
as follows:
John Amboian
For	38,650,803	—	52,284,991	—	26,897,182	—
Withhold	1,394,026	—	1,655,261	—	929,266	—
Total	40,044,829	—	53,940,252	—	27,826,448	—
Robert P. Bremner
For	38,599,113	—	52,263,598	—	26,915,062	—
Withhold	1,445,716	—	1,676,654	—	911,386	—
Total	40,044,829	—	53,940,252	—	27,826,448	—
Jack B. Evans
For	38,667,456	—	52,263,821	—	26,916,252	—
Withhold	1,377,373	—	1,676,431	—	910,196	—
Total	40,044,829	—	53,940,252	—	27,826,448	—
William C. Hunter
For	—	5,702	—	7,473	—	2,272
Withhold	—	1,373	—	1,554	—	150
Total	—	7,075	—	9,027	—	2,422
David J. Kundert
For	38,639,748	—	52,310,427	—	26,920,871	—
Withhold	1,405,081	—	1,629,825	—	905,577	—
Total	40,044,829	—	53,940,252	—	27,826,448	—
William J. Schneider
For	—	5,702	—	7,473	—	2,272
Withhold	—	1,373	—	1,554	—	150
Total	—	7,075	—	9,027	—	2,422
Judith M. Stockdale
For	38,662,766	—	52,233,372	—	26,886,217	—
Withhold	1,382,063	—	1,706,880	—	940,231	—
Total	40,044,829	—	53,940,252	—	27,826,448	—
Carole E. Stone
For	38,635,742	—	52,247,961	—	26,915,115	—
Withhold	1,409,087	—	1,692,291	—	911,333	—
Total	40,044,829	—	53,940,252	—	27,826,448	—
Terence J. Toth
For	38,665,857	—	52,318,198	—	26,928,503	—
Withhold	1,378,972	—	1,622,054	—	897,945	—
Total	40,044,829	—	53,940,252	—	27,826,448	—

16 Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Directors and Shareholders
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. (the “Funds”) as of October 31, 2010, and the related statements of operations and cash flows (Nuveen Premium Income Municipal Fund, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 2010, the results of their operations and cash flows (Nuveen Premium Income Municipal Fund, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. only) for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 28, 2010

Nuveen Investments 17

	Nuveen Premium Income Municipal Fund, Inc.
NPI	Portfolio of Investments
		October 31, 2010
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 4.8% (3.1% of Total Investments)
$ 4,050	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2000,	12/10 at 102.00	A–	$ 4,137,966
	6.125%, 12/01/16
	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health,
	Series 2006C-2:
1,435	5.000%, 11/15/36 (UB)	11/16 at 100.00	Aa1	1,479,083
4,000	5.000%, 11/15/39 (UB)	11/16 at 100.00	Aa1	4,113,240
6,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series	11/16 at 100.00	Aa1	6,171,480
	2006D, 5.000%, 11/15/39 (UB)
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health
	System Inc., Series 2005A:
6,000	5.250%, 11/15/20	11/15 at 100.00	Baa2	6,076,680
1,300	5.000%, 11/15/30	11/15 at 100.00	Baa2	1,202,292
12,000	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds,	1/17 at 100.00	AA+	11,848,440
	Series 2007A, 4.500%, 1/01/43 – AMBAC Insured (UB)
2,890	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds,	6/15 at 100.00	BBB	2,927,079
	International Paper Company, Series 2005A, 5.000%, 6/01/25
5,020	DCH Health Care Authority, Alabama, Healthcare Facilities Revenue Bonds, Series 2002,	6/12 at 101.00	A	5,144,094
	5.250%, 6/01/18
1,000	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist	11/14 at 100.00	A3 (4)	1,166,530
	Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)
43,695	Total Alabama			44,266,884
	Alaska – 1.4% (0.9% of Total Investments)
	Anchorage, Alaska, General Obligation Refunding Bonds, Series 2003A:
2,000	5.250%, 9/01/17 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA (4)	2,257,620
2,035	5.250%, 9/01/18 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA (4)	2,297,127
10,500	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,	6/14 at 100.00	Baa3	8,559,705
	Series 2006A, 5.000%, 6/01/32
14,535	Total Alaska			13,114,452
	Arizona – 2.1% (1.4% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health
	Network, Series 2005B:
500	5.250%, 12/01/24	12/15 at 100.00	BBB	508,674
660	5.250%, 12/01/25	12/15 at 100.00	BBB	670,025
9,720	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series	No Opt. Call	A+	9,959,112
	2010A, 5.000%, 7/01/40
4,100	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc	No Opt. Call	A	3,873,393
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
4,130	University of Arizona, Certificates of Participation, Series 2002B, 5.125%, 6/01/18 –	6/12 at 100.00	AA–	4,349,344
	AMBAC Insured
19,110	Total Arizona			19,360,548
	Arkansas – 0.3% (0.2% of Total Investments)
480	Paragould, Arkansas, Water, Sewer and Electric Revenue Bonds, Series 2000, 5.650%, 12/01/25	12/10 at 100.00	N/R (4)	482,313
	(Pre-refunded 12/01/10) – AMBAC Insured
2,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center,	2/15 at 100.00	Baa1	2,041,920
	Series 2005B, 5.000%, 2/01/25
2,480	Total Arkansas			2,524,233
	California – 20.5% (13.3% of Total Investments)
9,200	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series	No Opt. Call	A–	5,207,844
	2004A, 0.000%, 10/01/20 – AMBAC Insured
10,000	Anaheim Public Finance Authority, California, Public Improvement Project Lease Bonds, Series	9/17 at 100.00	A1	9,034,300
	2007A-1, 4.375%, 3/01/37 – FGIC Insured

18 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 4,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%,	5/12 at 101.00	Aaa	$ 4,375,160
	5/01/15 (Pre-refunded 5/01/12)
5,400	California Educational Facilities Authority, Revenue Bonds, University of Southern California,	10/15 at 100.00	AA+	5,599,962
	Series 2005, 4.750%, 10/01/28 (UB)
1,500	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series	11/15 at 100.00	A2	1,523,865
	2006, 5.000%, 11/01/30
	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist
	Health System/West, Series 2003A:
3,700	5.000%, 3/01/28	3/13 at 100.00	A	3,705,402
7,000	5.000%, 3/01/33	3/13 at 100.00	A	6,906,830
5,425	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West,	No Opt. Call	A	5,911,297
	Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)
8,560	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center,	11/15 at 100.00	AAA	8,770,490
	Series 2005, 5.000%, 11/15/27
8,570	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,	4/16 at 100.00	A+	8,507,525
	Series 2006, 5.000%, 4/01/37
4,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services,	10/19 at 100.00	AA	4,556,085
	Series 2009B, 5.500%, 10/01/39
3,015	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A,	11/16 at 100.00	Aa3	2,976,951
	5.000%, 11/15/42 (UB)
11,395	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series	No Opt. Call	A2	12,028,904
	1993E, 5.500%, 6/01/15
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	3/20 at 100.00	A2	1,068,040
	2010A-1, 6.000%, 3/01/35
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity
	Health System, Series 2005A:
1,640	5.250%, 7/01/30	7/15 at 100.00	BBB	1,577,614
4,730	5.000%, 7/01/39	7/15 at 100.00	BBB	4,173,894
5,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System,	7/18 at 100.00	AA–	5,221,900
	Series 2007A, 5.750%, 7/01/47 – FGIC Insured
7,130	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender	No Opt. Call	Aa3	8,627,657
	Option Bond Trust 3175, 13.358%, 5/15/14 (IF)
3,095	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14	No Opt. Call	Aa3	3,527,774
905	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	AAA	1,049,194
	California, General Obligation Bonds, Series 2004:
1,160	5.125%, 2/01/25	2/14 at 100.00	A1	1,225,447
10,000	5.125%, 2/01/26	2/14 at 100.00	A1	10,335,300
3,575	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric	6/14 at 102.00	A	3,845,592
	Company, Series 1996A, 5.300%, 7/01/21
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series	No Opt. Call	AA	2,113,703
	2006B, 0.000%, 8/01/26 – NPFG Insured
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2007A-1:
7,200	5.000%, 6/01/33	6/17 at 100.00	BBB	5,959,368
2,000	5.750%, 6/01/47	6/17 at 100.00	BBB	1,599,700
3,000	5.125%, 6/01/47	6/17 at 100.00	BBB	2,162,130
5,000	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%,	No Opt. Call	AA+	2,496,850
	11/01/24 – AGM Insured
755	Martinez, California, Home Mortgage Revenue Bonds, Series 1983A, 10.750%, 2/01/16 (ETM)	No Opt. Call	AAA	949,299
16,650	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage	No Opt. Call	AAA	22,077,068
	Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)
5,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical	7/14 at 100.00	Baa1 (4)	5,899,450
	Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)
2,000	Redwood City School District, San Mateo County, California, General Obligation Bonds, Series	7/12 at 100.00	A+	2,024,700
	2002, 5.000%, 7/15/27 – FGIC Insured

Nuveen Investments 19

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,700	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R,	8/13 at 100.00	A+	$ 3,968,879
	5.000%, 8/15/22 – NPFG Insured
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
400	5.000%, 9/01/21	9/15 at 102.00	Baa3	401,812
445	5.000%, 9/01/23	9/15 at 102.00	Baa3	437,524
3,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 –	9/14 at 100.00	A+	3,570,735
	NPFG Insured
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue
	Refunding Bonds, Series 1997A:
10,450	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	A	2,230,135
7,150	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	1,399,255
50,400	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	A	8,514,072
24,025	0.000%, 1/15/36 – NPFG Insured	No Opt. Call	A	3,456,717
266,815	Total California			189,018,424
	Colorado – 4.1% (2.7% of Total Investments)
2,500	Centennial Water and Sanitation District, Colorado, Water and Sewerage Revenue Bonds, Series	12/14 at 100.00	AA–	2,762,850
	2004, 5.000%, 12/01/21 – FGIC Insured
690	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley	9/15 at 100.00	A	724,776
	School, Series 2005, 5.125%, 9/15/20 – SYNCORA GTY Insured
2,125	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan	6/16 at 100.00	A–	2,126,955
	Society, Series 2005, 5.000%, 6/01/29
1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004,	9/14 at 100.00	A3	1,007,220
	5.000%, 9/01/25
800	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F,	3/15 at 100.00	A	806,056
	5.000%, 3/01/25
315	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000B-2,	4/11 at 105.00	AA	323,685
	7.250%, 10/01/31 (Alternative Minimum Tax)
4,660	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13	No Opt. Call	A+	5,047,526
	(Alternative Minimum Tax)
19,810	Denver, Colorado, Excise Tax Revenue Bonds, Convention Center, Series 2001A, 5.500%, 9/01/18	3/11 at 100.00	AA+ (4)	20,154,694
	(Pre-refunded 3/01/11) – AGM Insured
20,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 –	No Opt. Call	A	4,881,254
	NPFG Insured
250	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	Baa3	264,490
	Activity Bonds, Series 2010, 6.000%, 1/15/41
52,650	Total Colorado			38,099,506
	Connecticut – 0.5% (0.3% of Total Investments)
1,930	Connecticut, General Obligation Bonds, Series 2001C, 5.500%, 12/15/16	No Opt. Call	AA	2,368,148
2,310	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System	11/15 at 100.00	A1	2,399,559
	Revenue Bonds, Series 2005A, 5.000%, 11/15/30 – NPFG Insured
4,240	Total Connecticut			4,767,707
	Delaware – 0.2% (0.1% of Total Investments)
1,500	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc.,	10/20 at 100.00	AA–	1,542,494
	Series 2010A, 5.000%, 10/01/40 (WI/DD, Settling 11/04/10) – NPFG Insured
	District of Columbia – 4.0% (2.6% of Total Investments)
3,960	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage	12/10 at 100.00	AAA	3,966,019
	Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)
9,505	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/20 – NPFG Insured	No Opt. Call	Aa2	11,783,253
	District of Columbia, Revenue Bonds, Georgetown University, Series 2001A:
14,105	0.000%, 4/01/24 (Pre-refunded 4/01/11) – NPFG Insured	4/11 at 47.66	A (4)	6,706,645
7,625	0.000%, 4/01/25 (Pre-refunded 4/01/11) – NPFG Insured	4/11 at 44.82	A (4)	3,410,129
16,665	0.000%, 4/01/32 (Pre-refunded 4/01/11) – NPFG Insured	4/11 at 29.23	A (4)	4,860,681

20 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 2,130	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds,	10/16 at 100.00	AA+	$ 2,221,058
	Tender Option Bond Trust 1606, 11.401%, 10/01/30 – AMBAC Insured (IF)
3,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds,	10/16 at 100.00	AA+	3,477,571
	Tender Option Bond Trust 1731, 11.377%, 10/01/30 – AMBAC Insured (IF)
57,325	Total District of Columbia			36,425,356
	Florida – 6.8% (4.4% of Total Investments)
4,225	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project,	4/16 at 100.00	A–	4,295,008
	Series 2005, 5.000%, 4/01/24
8,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport,	10/13 at 100.00	Aa3	8,702,400
	Series 2003A, 5.375%, 10/01/16 – NPFG Insured (Alternative Minimum Tax)
5,400	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed	4/12 at 100.00	N/R	5,291,298
	Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%,
	4/01/30 (Alternative Minimum Tax)
8,000	JEA, Florida, Water and Sewer System Revenue Bonds, Series 2010D, 5.000%, 10/01/39	No Opt. Call	Aa2	8,425,360
19,750	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2006,	7/16 at 100.00	A	19,748,815
	4.500%, 7/01/33 – AMBAC Insured
5,475	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B,	10/20 at 100.00	A2	5,419,484
	5.000%, 10/01/41
6,910	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System	8/17 at 100.00	AA	6,992,851
	Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)
1,785	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,855,079
2,375	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%,	8/15 at 100.00	Aa3	2,465,321
	8/01/22 – AGM Insured
61,920	Total Florida			63,195,616
	Georgia – 1.6% (1.1% of Total Investments)
2,625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science	5/14 at 100.00	Aa3	2,803,368
	Building, Series 2004, 5.250%, 5/01/24 – NPFG Insured
6,025	Fulton-DeKalb Hospital Authority, Georgia, Revenue Refunding Certificates, Series 2003,	1/14 at 100.00	AA+	6,459,403
	5.250%, 1/01/20 – AGM Insured
4,860	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds,	No Opt. Call	Aa2	5,886,092
	Series 1992P, 6.250%, 7/01/20 – AMBAC Insured
13,510	Total Georgia			15,148,863
	Hawaii – 1.2% (0.8% of Total Investments)
10,000	Hawaii, General Obligation Bonds, Series 2003DA, 5.250%, 9/01/21 – NPFG Insured	9/13 at 100.00	Aa1	11,023,500
	Idaho – 0.8% (0.5% of Total Investments)
5,000	Boise City, Idaho, Airport Revenue Certificates of Participation, Series 2000, 5.500%, 9/01/25 –	3/11 at 100.00	A1	5,011,400
	FGIC Insured (Alternative Minimum Tax)
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial
	Hospital, Series 2006:
2,185	5.250%, 9/01/30	9/16 at 100.00	BBB–	1,998,575
600	5.250%, 9/01/37	9/16 at 100.00	BBB–	528,708
7,785	Total Idaho			7,538,683
	Illinois – 11.0% (7.2% of Total Investments)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax
	Revenues, Series 1998B-1:
8,890	0.000%, 12/01/16 – FGIC Insured	No Opt. Call	Aa2	7,396,302
10,000	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Aa2	6,521,100
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	Aa2	5,010,197
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax
	Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	Aa2	8,928,300
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	Aa2	5,240,600
13,310	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	14,264,993

Nuveen Investments 21

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 8,740	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds, Illinois	2/11 at 100.00	A	$ 8,744,720
	Power Company, Series 1994A, 5.700%, 2/01/24 – NPFG Insured
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
1,050	5.250%, 11/15/22	5/14 at 100.00	A	1,070,444
3,000	5.250%, 11/15/23	5/14 at 100.00	A	3,056,070
985	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	878,325
2,880	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,374,986
1,225	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002,	5/12 at 100.00	Aaa	1,315,871
	5.500%, 5/15/32 (Pre-refunded 5/15/12)
9,820	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997,	2/11 at 100.00	BBB	9,315,743
	5.250%, 8/01/27 – AMBAC Insured
1,000	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel	1/16 at 100.00	B–	712,300
	Revenue Bonds, Series 2005B, 5.250%, 1/01/30
10,040	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	A	8,724,057
	Project, Series 1992A, 0.000%, 6/15/15 – FGIC Insured
9,970	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	12/10 at 100.50	AAA	10,107,985
	Project, Series 1999A, 5.500%, 12/15/24 – FGIC Insured
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AAA	4,102,350
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
3,000	Upper Illinois River Valley Development Authority, Healthcare Facilities Revenue Bonds, Morris	12/11 at 101.00	BBB+	3,058,200
	Hospital, Series 2001, 6.625%, 12/01/31
122,040	Total Illinois			101,822,543
	Indiana – 1.4% (0.9% of Total Investments)
2,005	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004,	8/14 at 100.00	Aaa	2,219,975
	5.000%, 8/01/22 – AGM Insured
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B,	12/20 at 100.00	AA	2,586,025
	5.000%, 12/01/37
7,965	Wawasee Community School Corporation, Indiana, First Mortgage Bonds, New Elementary and	1/12 at 101.00	AA+ (4)	8,556,800
	Remodeling Building Corporation, Series 2000, 5.750%, 1/15/20 (Pre-refunded 1/15/12)
12,470	Total Indiana			13,362,800
	Iowa – 1.4% (0.9% of Total Investments)
2,900	Iowa Finance Authority, Industrial Remarketed Revenue Refunding Bonds, Urbandale Hotel	No Opt. Call	AAA	3,557,835
	Corporation, Series 1989A, 8.500%, 8/01/16 (Alternative Minimum Tax) (ETM)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
10,000	5.500%, 6/01/42	6/15 at 100.00	BBB	7,819,800
2,000	5.625%, 6/01/46	6/15 at 100.00	BBB	1,564,380
14,900	Total Iowa			12,942,015
	Kansas – 0.7% (0.5% of Total Investments)
6,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/21 (UB)	3/14 at 100.00	AAA	6,667,200
	Kentucky – 0.9% (0.6% of Total Investments)
3,800	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro	No Opt. Call	Baa2	4,056,651
	Medical Health System, Series 2010A, 6.500%, 3/01/45
	Marshall County School District Finance Corporation, Kentucky, School Building Revenue Bonds,
	Series 2004:
1,210	5.000%, 6/01/19 – AMBAC Insured	6/14 at 100.00	Aa2	1,329,972
1,270	5.000%, 6/01/20 – AMBAC Insured	6/14 at 100.00	Aa2	1,364,831
1,335	5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	Aa2	1,421,615
7,615	Total Kentucky			8,173,069
	Louisiana – 4.4% (2.8% of Total Investments)
2,915	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Refunding	12/12 at 100.00	A+ (4)	3,199,213
	Bonds, Series 2002, 5.250%, 12/01/19 (Pre-refunded 12/01/12) – AMBAC Insured

22 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care
	Corporation Project, Series 1994:
$ 405	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	$ 473,449
3,635	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	4,249,351
2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our	8/15 at 100.00	A+	2,015,000
	Lady Health System, Series 2005A, 5.250%, 8/15/31
5,800	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/17 at 100.00	Baa1	5,742,986
	Series 2007A, 5.500%, 5/15/47
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
1,200	5.000%, 5/01/25 – FGIC Insured	5/15 at 100.00	Aa1	1,264,956
2,210	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	2,321,207
2,500	5.000%, 5/01/27 – FGIC Insured	5/15 at 100.00	Aa1	2,614,200
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
930	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+	947,810
10,105	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	10,112,276
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds,
	Series 2001B:
420	5.500%, 5/15/30	5/11 at 101.00	BBB	424,801
6,785	5.875%, 5/15/39	5/11 at 101.00	BBB	6,849,932
38,905	Total Louisiana			40,215,181
	Maryland – 1.2% (0.8% of Total Investments)
2,200	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%,	9/16 at 100.00	Baa3	2,139,940
	9/01/27 – SYNCORA GTY Insured
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County	No Opt. Call	BBB–	2,042,200
	Hospital, Series 2008, 5.750%, 1/01/33
3,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland	7/16 at 100.00	A	3,396,977
	Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured
3,600	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development	1/11 at 100.00	Aaa	3,604,284
	Bonds, Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)
11,245	Total Maryland			11,183,401
	Massachusetts – 4.6% (3.0% of Total Investments)
2,025	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk	7/19 at 100.00	BBB	2,147,472
	University Issue, Series 2009A, 5.750%, 7/01/39
7,930	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A,	1/11 at 100.00	N/R	7,934,282
	5.850%, 7/01/35 – AMBAC Insured (Alternative Minimum Tax)
2,825	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden	12/10 at 100.00	BBB	2,830,339
	Haverhill Project, Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)
13,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006,	8/16 at 100.00	AAA	13,144,300
	4.375%, 8/01/36 (UB)
5,960	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.250%, 8/01/25 –	8/17 at 100.00	AA+	6,656,426
	NPFG Insured
5,535	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 –	2/17 at 100.00	AA+	5,568,542
	AGM Insured (UB)
3,820	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/24	1/14 at 100.00	A1 (4)	4,326,265
	(Pre-refunded 1/01/14) – FGIC Insured
41,095	Total Massachusetts			42,607,626
	Michigan – 4.0% (2.6% of Total Investments)
	Detroit, Michigan, General Obligation Bonds, Series 2003A:
3,565	5.250%, 4/01/22 – SYNCORA GTY Insured	4/13 at 100.00	BB	3,167,146
1,275	5.250%, 4/01/23 – SYNCORA GTY Insured	4/13 at 100.00	BB	1,119,705
3,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A,	7/15 at 100.00	BB+	3,033,720
	6.000%, 7/01/35
6,580	Michigan Housing Development Authority, Limited Obligation Multifamily Mortgage Revenue	1/11 at 100.00	AAA	6,586,119
	Refunding Bonds, Forest Hills Regency Square Project, Series 1999A, 5.750%, 7/01/29

Nuveen Investments 23

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 10,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II,	10/13 at 100.00	Aa3	$ 10,566,000
	5.000%, 10/15/23 – NPFG Insured
1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical	1/11 at 100.00	BB–	956,890
	Center Obligated Group, Series 1997A, 5.250%, 8/15/27 – AMBAC Insured
4,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series	12/16 at 100.00	AA	4,124,680
	2006A, 5.000%, 12/01/31 (UB)
850	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation	6/16 at 100.00	Baa3	754,851
	Revenue Bonds, Series 2006, 5.500%, 6/01/35
6,390	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D,	12/12 at 100.00	A	6,512,560
	5.500%, 12/01/19 – FGIC Insured (Alternative Minimum Tax)
36,660	Total Michigan			36,821,671
	Minnesota – 4.9% (3.2% of Total Investments)
13,650	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	14,012,954
2,000	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds,	2/14 at 100.00	N/R (4)	2,294,980
	Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.375%, 2/15/22
	(Pre-refunded 2/15/14)
	Eden Prairie, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rolling Hills
	Project, Series 2001A:
1,000	6.150%, 8/20/31	8/11 at 105.00	Aaa	1,061,020
2,000	6.200%, 2/20/43	8/11 at 105.00	Aaa	2,120,400
3,000	Minneapolis, Minnesota, St. Paul Metropolitan Airports Commission, Senior Airport Revenue Bonds,	1/20 at 100.00	AA–	3,183,300
	Series 2010A, 5.000%, 1/01/35
90	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds,	1/11 at 100.00	A	90,063
	Fairview Hospital and Healthcare Services, Series 1997A, 5.750%, 11/15/26 – NPFG Insured
1,500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/24	10/14 at 100.00	A3	1,587,480
1,545	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc.,	11/15 at 100.00	BB+	1,559,631
	Series 2005, 6.000%, 11/15/25
15,385	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds,	11/15 at 103.00	AA+	18,916,011
	Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured
40,170	Total Minnesota			44,825,839
	Mississippi – 0.8% (0.5% of Total Investments)
6,875	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/14 at 100.00	AA	7,136,869
	Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)
	Missouri – 1.4% (0.9% of Total Investments)
2,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior	2/14 at 100.00	N/R	2,015,280
	Services – Heisinger Project, Series 2004, 5.250%, 2/01/24
500	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal	3/16 at 100.00	BBB+	502,455
	Regional Hospital, Series 2006, 5.000%, 3/01/22
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing
	Project, Series 2005A:
1,565	6.000%, 6/01/20	No Opt. Call	A	1,747,808
1,660	5.000%, 6/01/35	6/15 at 100.00	A	1,585,333
1,295	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System,	6/11 at 101.00	AA–	1,345,440
	Series 2001A, 5.250%, 6/01/21 – AMBAC Insured
	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System,
	Series 2001A:
205	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	212,884
1,500	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	1,557,690
4,150	5.250%, 6/01/28 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	4,309,609
12,875	Total Missouri			13,276,499
	Nebraska – 0.3% (0.2% of Total Investments)
1,620	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska	2/17 at 100.00	AA+	2,618,098
	City 2, Series 2006A, Trust 11673, 19.418%, 8/01/40 – AMBAC Insured (IF)

24 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 4.1% (2.7% of Total Investments)
$ 10,410	Clark County School District, Nevada, General Obligation Bonds, Series 2002C, 5.500%, 6/15/18	6/12 at 100.00	AA (4)	$ 11,272,573
	(Pre-refunded 6/15/12) – NPFG Insured
5,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	5,383,300
15,000	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan,	6/11 at 100.00	Aaa	15,442,650
	Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11) – FGIC Insured
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas
	Monorail Project, First Tier, Series 2000:
6,425	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	D	467,547
10,600	5.375%, 1/01/40 – AMBAC Insured (6)	1/11 at 100.00	N/R	2,227,378
2,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A,	6/19 at 100.00	A	3,201,363
	8.000%, 6/15/30
50,135	Total Nevada			37,994,811
	New Hampshire – 0.0% (0.0% of Total Investments)
405	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Revenue Bonds,	1/11 at 100.00	Aa2	405,571
	Series 1996B, 6.400%, 1/01/27 (Alternative Minimum Tax)
	New Jersey – 7.4% (4.8% of Total Investments)
10,150	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Bonds, Port District	1/11 at 100.00	AA+	10,163,195
	Project, Series 1999B, 5.625%, 1/01/26 – AGM Insured
435	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center	No Opt. Call	B3	273,319
	Hotel/Conference Center Project, Series 2005A, 5.000%, 1/01/15
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
3,655	5.250%, 9/01/24	9/15 at 100.00	AA–	4,011,289
2,000	5.250%, 9/01/26	9/15 at 100.00	AA–	2,178,420
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine	6/19 at 100.00	Baa1	348,984
	and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32
800	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters	7/18 at 100.00	BBB–	809,816
	University Hospital, Series 2007, 5.750%, 7/01/37
3,850	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series	No Opt. Call	AA–	4,442,939
	2006A, 5.250%, 12/15/20
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C:
5,410	5.500%, 6/15/20 (Pre-refunded 6/15/13)	6/13 at 100.00	AAA	6,095,393
9,250	5.500%, 6/15/23 (Pre-refunded 6/15/13)	6/13 at 100.00	AAA	10,421,883
	New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
3,915	6.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	4,542,653
7,585	6.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	8,801,027
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	2,711,850
9,130	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured (UB)	1/15 at 100.00	AA+	9,835,110
4,270	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/17 at 100.00	BBB	4,011,238
	Series 2007-1A, 4.500%, 6/01/23
63,250	Total New Jersey			68,647,116
	New Mexico – 0.7% (0.5% of Total Investments)
5,585	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series	No Opt. Call	AA+	6,703,620
	1997, 6.000%, 2/01/27 – AGM Insured
	New York – 13.2% (8.6% of Total Investments)
	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
2,000	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,146,020
5,000	0.000%, 7/15/44	No Opt. Call	BBB–	627,950
	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester,
	Series 2004A:
1,000	5.250%, 7/01/22	7/14 at 100.00	Aa3	1,071,520
500	5.250%, 7/01/24	7/14 at 100.00	Aa3	528,820
1,025	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series	7/14 at 100.00	AAA	1,189,933
	2004A, 5.250%, 7/01/20 (Pre-refunded 7/01/14)

Nuveen Investments 25

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,995	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds,	7/14 at 100.00	AA–	$ 2,150,610
	Upstate Community Colleges, Series 2004B, 5.250%, 7/01/20
2,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series	3/15 at 100.00	AAA	2,540,083
	2005F, 5.000%, 3/15/24 – AMBAC Insured
6,915	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%,	2/17 at 100.00	A	6,638,815
	2/15/47 – NPFG Insured
6,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series	No Opt. Call	A1	6,305,400
	2005, 5.250%, 10/01/35
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
7,000	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	7,562,940
5,000	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A	5,374,950
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%,	11/16 at 100.00	A	5,088,270
	5/01/33 – NPFG Insured
3,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B,	11/15 at 100.00	A	4,045,821
	5.000%, 11/15/30 – AMBAC Insured
5,780	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F,	11/15 at 100.00	A	5,996,114
	5.000%, 11/15/30
3,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds,	11/12 at 100.00	A	3,202,710
	Series 2002A, 5.125%, 11/15/21 – FGIC Insured
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, United
	Jewish Appeal – Federation of Jewish Philanthropies of New York Inc., Series 2004A:
2,185	5.250%, 7/01/20	7/14 at 100.00	Aa1	2,450,827
2,050	5.250%, 7/01/21	7/14 at 100.00	Aa1	2,299,403
2,420	5.250%, 7/01/22	4/14 at 100.00	Aa1	2,698,881
1,370	5.250%, 7/01/24	4/14 at 100.00	Aa1	1,465,037
12,500	New York City, New York, General Obligation Bonds, Fiscal Series 2003D, 5.250%, 10/15/22 (UB)	10/13 at 100.00	AA	13,694,000
95	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/23	6/13 at 100.00	AA	103,578
4,905	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/23	6/13 at 100.00	AAA	5,524,452
	(Pre-refunded 6/01/13)
7,960	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (UB)	4/15 at 100.00	AA	8,635,486
6,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	6,737,460
2,880	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005,	11/15 at 100.00	AA+	3,350,592
	Trust 2364, 16.664%, 11/15/44 – AMBAC Insured (IF)
650	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B,	6/11 at 100.00	BBB	650,507
	6.500%, 6/01/35
7,400	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and	1/11 at 100.00	AA–	7,425,160
	State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16
6,460	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series	3/14 at 100.00	AAA	6,982,420
	2004A-1, 5.000%, 3/15/26 – FGIC Insured
4,750	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	3/14 at 101.00	Aa2	5,055,520
	Thirty-Fifth Series 2004, 5.000%, 9/15/28 – SYNCORA GTY Insured
118,175	Total New York			121,543,279
	North Carolina – 1.6% (1.1% of Total Investments)
	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G:
5,785	5.250%, 6/01/22 (UB)	6/13 at 100.00	AA+	6,344,583
3,475	5.250%, 6/01/23 (UB)	6/13 at 100.00	AA+	3,800,191
2,850	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue	1/18 at 100.00	Aa3	3,078,371
	Bonds, Series 2008, Trust 1149, 14.679%, 7/15/32 (IF)
1,050	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds,	1/17 at 100.00	AA–	1,088,462
	Carolinas Health Care, Series 2007A, 5.000%, 1/15/31
1,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina,	8/15 at 100.00	N/R	833,040
	National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35
	(Alternative Minimum Tax)
14,160	Total North Carolina			15,144,647

26 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 1.9% (1.2% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
$ 250	5.125%, 6/01/24	6/17 at 100.00	BBB	$ 218,455
2,850	5.875%, 6/01/30	6/17 at 100.00	BBB	2,401,353
2,745	5.750%, 6/01/34	6/17 at 100.00	BBB	2,189,083
6,285	5.875%, 6/01/47	6/17 at 100.00	BBB	4,809,659
4,265	Franklin County, Ohio, Hospital Revenue and Improvement Bonds, Children’s Hospital Project,	5/11 at 101.00	Aa2 (4)	4,418,241
	Series 2001, 5.500%, 5/01/28 (Pre-refunded 5/01/11) – AMBAC Insured
	Ohio State University, General Receipts Bonds, Series 2003B:
2,225	5.250%, 6/01/20	6/13 at 100.00	N/R	2,488,663
495	5.250%, 6/01/20	6/13 at 100.00	Aa1	542,619
665	Richland County, Ohio, Hospital Facilities Revenue Refunding Bonds, MedCentral Health System	11/10 at 101.00	A–	673,020
	Obligated Group, Series 2000A, 6.125%, 11/15/16
19,780	Total Ohio			17,741,093
	Oklahoma – 2.6% (1.7% of Total Investments)
1,050	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005,	9/16 at 100.00	BB+	934,101
	5.375%, 9/01/36
3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%,	7/15 at 100.00	AA	3,727,430
	7/01/24 – AMBAC Insured
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
7,290	5.000%, 2/15/37	2/17 at 100.00	A	7,305,090
1,335	5.000%, 2/15/42	2/17 at 100.00	A	1,335,614
10,035	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health	12/16 at 100.00	AA	10,225,264
	System, Series 2006, 5.000%, 12/15/36 (UB)
143	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health	12/16 at 100.00	AA	147,934
	System, Series 2008, Trust 3500, 8.333%, 6/15/30 (IF)
23,353	Total Oklahoma			23,675,433
	Oregon – 0.4% (0.3% of Total Investments)
1,060	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A,	5/15 at 100.00	AA+	1,128,243
	5.000%, 5/01/24 – AGM Insured
2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A,	11/14 at 100.00	AAA	2,894,850
	5.000%, 11/15/21 (Pre-refunded 11/15/14)
3,560	Total Oregon			4,023,093
	Pennsylvania – 5.2% (3.4% of Total Investments)
980	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds,	3/17 at 100.00	BBB	894,377
	School Lane Charter School, Series 2007A, 5.000%, 3/15/37
	Lancaster Higher Education Authority, Pennsylvania, Revenue Bonds, Franklin and Marshall
	College, Series 2003C:
1,340	5.250%, 4/15/15	4/13 at 100.00	AA–	1,453,806
1,960	5.250%, 4/15/17	4/13 at 100.00	AA–	2,120,877
1,695	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue	8/20 at 100.00	AA	1,791,734
	Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38
1,025	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, St. Joseph’s University,	11/20 at 100.00	A–	1,050,963
	Series 2010A, 5.000%, 11/01/40
1,000	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	Aa1	1,084,350
5,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Motor License Special Fund,	12/20 at 100.00	Aa3	4,139,310
	Subordinate Series 2010A, 0.000%, 12/01/34
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 –	6/16 at 100.00	Aa3	2,797,148
	AMBAC Insured
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
4,505	5.000%, 9/01/21 – AGM Insured	9/14 at 100.00	AA+	4,722,772
4,735	5.000%, 9/01/22 – AGM Insured	9/14 at 100.00	AA+	4,938,510

Nuveen Investments 27

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 7,870	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Mortgage Revenue	4/11 at 100.00	N/R	$ 7,177,047
	Bonds, Cricket Court Apartments, Series 1998A, 6.200%, 4/01/25 (Alternative Minimum Tax)
14,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School	6/13 at 100.00	AAA	15,624,000
	District, Series 2003, 5.250%, 6/01/24 (Pre-refunded 6/01/13) – AGM Insured
46,985	Total Pennsylvania			47,794,894
	Puerto Rico – 0.3% (0.2% of Total Investments)
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A,	8/17 at 100.00	Aa2	2,610,825
	5.250%, 8/01/57
	Rhode Island – 0.5% (0.3% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,
	Series 2002A:
870	6.125%, 6/01/32	6/12 at 100.00	BBB	875,359
3,715	6.250%, 6/01/42	6/12 at 100.00	BBB	3,719,161
4,585	Total Rhode Island			4,594,520
	South Carolina – 5.0% (3.3% of Total Investments)
8,610	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds,	12/14 at 100.00	AA–	9,297,681
	GROWTH, Series 2004, 5.250%, 12/01/24
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds,
	Series 2003:
5,090	5.250%, 12/01/18 (UB)	12/13 at 100.00	AA	5,582,407
3,595	5.250%, 12/01/20 (UB)	12/13 at 100.00	AA	3,940,947
1,865	5.250%, 12/01/21 (UB)	12/13 at 100.00	AA	2,031,955
	Lexington County Health Service District, South Carolina, Hospital Revenue Bonds, Series 2004:
1,805	6.000%, 5/01/19 (Pre-refunded 5/01/14)	5/14 at 100.00	A+ (4)	2,116,832
2,400	5.500%, 5/01/24 (Pre-refunded 5/01/14)	5/14 at 100.00	A+ (4)	2,773,368
	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue
	Bonds, Palmetto Health Alliance, Series 2003C:
13,345	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	15,282,427
1,655	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	1,904,574
3,530	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement	5/11 at 101.00	BBB (4)	3,636,147
	Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)
41,895	Total South Carolina			46,566,338
	Tennessee – 1.6% (1.0% of Total Investments)
6,400	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain	7/16 at 100.00	BBB+	6,430,400
	States Health Alliance, Series 2006A, 5.500%, 7/01/36
6,100	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue	1/17 at 31.69	A–	1,115,080
	Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/40
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	10/19 at 100.00	AA	5,381,650
	Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39
410	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/16 at 100.00	BBB+	403,137
	Wellmont Health System, Series 2006C, 5.250%, 9/01/36
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding
	Bonds, Sumner Regional Health System Inc., Series 2007:
163	5.500%, 11/01/37 (5), (6)	11/17 at 100.00	N/R	67,654
375	5.500%, 11/01/46 (5), (6)	11/17 at 100.00	N/R	156,125
940	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2004, 5.000%,	7/13 at 100.00	AA+	982,573
	7/01/34 (Alternative Minimum Tax)
19,388	Total Tennessee			14,536,619
	Texas – 13.5% (8.8% of Total Investments)
5,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc.,	12/12 at 100.00	CCC+	3,846,600
	Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)
3,118	Austin Housing Finance Corporation, Texas, GNMA Collateralized Multifamily Housing Revenue	12/10 at 105.00	Aaa	3,280,417
	Bonds, Fairway Village Project, Series 2000A, 7.375%, 6/20/35 (Alternative Minimum Tax)

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 8,840	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F,	2/17 at 100.00	AAA	$ 8,866,166
	4.250%, 8/15/36 (UB)
2,150	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC	10/13 at 101.00	CCC	732,892
	Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman	4/20 at 100.00	Baa2	2,569,150
	Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45
3,500	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A,	11/20 at 100.00	A+	3,519,145
	5.000%, 11/01/42 (WI/DD, Settling 11/17/10)
470	Harlingen Housing Finance Corporation, Texas, GNMA/FNMA Single Family Mortgage Revenue Bonds,	3/11 at 105.00	AAA	501,941
	Series 2000A, 6.700%, 9/01/33 (Alternative Minimum Tax)
4,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series	11/11 at 100.00	A	3,905,960
	2001B, 5.250%, 11/15/40 – NPFG Insured
5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%,	5/14 at 100.00	AA	5,385,650
	5/15/25 – NPFG Insured
6,000	Houston, Texas, General Obligation Public Improvement Bonds, Series 2001B, 5.500%, 3/01/15 -	3/11 at 100.00	AA+	6,100,500
	AGM Insured
13,975	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series	8/16 at 100.00	AAA	14,374,266
	2007A, 4.750%, 8/01/43 (UB)
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson
	Memorial Hospital Project, Series 2005:
2,000	5.250%, 8/15/21	No Opt. Call	BBB–	2,023,780
2,800	5.125%, 8/15/26	No Opt. Call	BBB–	2,688,168
1,505	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services	5/13 at 100.00	A	1,622,345
	Corporation, Series 2003C, 5.250%, 5/15/23 – AMBAC Insured
	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003:
245	5.250%, 5/15/24 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A1 (4)	272,839
125	5.250%, 5/15/24 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A1 (4)	137,701
3,030	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003,	5/13 at 100.00	A1	3,235,464
	5.250%, 5/15/24 – AMBAC Insured
5,650	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008,	1/18 at 100.00	A3	5,965,044
	5.750%, 1/01/38
11,000	Pearland Independent School District, Brazoria County, Texas, General Obligation Bonds, Tender	2/17 at 100.00	AAA	11,467,060
	Option Bond Trust 1124, 7.387%, 8/15/26 (IF)
2,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series	11/15 at 100.00	CCC	687,300
	2001C, 5.200%, 5/01/28
12,130	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds,	2/17 at 100.00	AA–	12,194,168
	Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)
7,255	Tarrant County Health Facilities Development Corporation, Texas, GNMA Collateralized Mortgage	12/10 at 105.00	Aaa	7,639,080
	Loan Revenue Bonds, Eastview Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing
	Center, Lynnhaven Nursing Center and Mission Oaks Manor, Series 2000A-1, 7.625%, 12/20/32
5,000	Tarrant Regional Water District, Texas, Water Revenue Refunding and Improvement Bonds, Series	3/13 at 100.00	AAA	5,502,350
	1999, 5.250%, 3/01/17 – AGM Insured
2,985	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.588%, 4/01/28 (IF)	4/17 at 100.00	Aaa	4,216,492
25,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	BBB+	11,560,750
	2002A, 0.000%, 8/15/24 – AMBAC Insured
2,500	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series	7/15 at 100.00	Baa3	2,514,300
	2005, 5.000%, 7/01/20
137,778	Total Texas			124,809,528
	Virginia – 1.1% (0.7% of Total Investments)
5,000	Metropolitan Washington D.C. Airports Authority, District of Columbia, Airport System Revenue	10/20 at 100.00	AA–	5,302,950
	Bonds, Series 2010A, 5.000%, 10/01/39
4,635	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue	10/14 at 100.00	N/R	4,714,073
	Bonds, Mayfair Apartments I and II, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)
9,635	Total Virginia			10,017,023

Nuveen Investments 29

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 4.0% (2.6% of Total Investments)
$ 2,500	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station,	7/12 at 100.00	Aaa	$ 2,697,050
	Series 2002A, 5.750%, 7/01/17 – NPFG Insured
3,125	Skagit County Public Hospital District 1, Washington, General Obligation Bonds, Series 2004A,	6/14 at 100.00	A1	3,393,219
	5.375%, 12/01/20 – NPFG Insured
5,000	Snohomish County, Washington, Limited Tax General Obligation Bonds, Series 2001, 5.250%,	12/11 at 100.00	AA (4)	5,267,450
	12/01/26 (Pre-refunded 12/01/11) – NPFG Insured
3,955	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center,	12/20 at 100.00	Baa2	3,926,405
	Series 2010, 5.500%, 12/01/39 (WI/DD, Settling 11/04/10)
4,750	Washington State Health Care Facilities Authority, Revenue Bonds, Swedish Health Services,	11/10 at 100.00	A2	4,763,110
	Series 1998, 5.125%, 11/15/22 – AMBAC Insured
	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds,
	Series 2002:
1,705	6.500%, 6/01/26	6/13 at 100.00	BBB	1,765,869
2,700	6.625%, 6/01/32	6/13 at 100.00	BBB	2,742,309
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%,	No Opt. Call	AA+	3,859,423
	6/01/24 – NPFG Insured
11,000	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	8,228,550
41,215	Total Washington			36,643,385
	Wisconsin – 3.9% (2.5% of Total Investments)
	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed
	Bonds, Series 2002:
895	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	953,452
300	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	327,846
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools,
	Series 2003A:
1,000	5.125%, 8/01/22 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3 (4)	1,120,020
750	5.125%, 8/01/23 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3 (4)	840,015
1,415	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc.,	2/19 at 100.00	A3	1,467,949
	Series 2009, 5.875%, 2/15/39
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian Healthcare	7/11 at 100.00	A–	1,008,030
	Inc., Series 2001, 6.000%, 7/01/21
9,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Healthcare Inc.,	4/13 at 100.00	BBB+	9,262,980
	Series 2003, 6.400%, 4/15/33
1,915	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College Inc.,	10/11 at 100.00	BBB	1,962,798
	Series 2001, 6.125%, 10/01/16
790	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior	5/16 at 100.00	BBB	688,374
	Healthcare, Series 2006, 5.000%, 5/01/32
6,025	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of	9/13 at 100.00	BBB+ (4)	6,887,539
	Christian Charity Healthcare Ministry, Series 2003A, 6.000%, 9/01/22 (Pre-refunded 9/01/13)
4,995	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of	9/17 at 100.00	BBB+	4,629,216
	Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan	8/16 at 100.00	BBB+	1,890,840
	Healthcare System, Series 2006, 5.250%, 8/15/34
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan	8/13 at 100.00	BBB+	2,004,360
	Services Inc., Series 2003A, 5.250%, 8/15/25
	Wisconsin, General Obligation Bonds, Series 2004-3:
175	5.250%, 5/01/19 – FGIC Insured	5/14 at 100.00	AA	191,340
1,265	5.250%, 5/01/21 – FGIC Insured	5/14 at 100.00	AA	1,366,390
1,545	Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/19 (Pre-refunded 5/01/14) –	5/14 at 100.00	Aa2 (4)	1,779,006
	FGIC Insured
35,070	Total Wisconsin			36,380,155

30 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.4% (0.3% of Total Investments)
$ 3,900	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005,	12/15 at 100.00	BBB+	$ 3,944,460
	5.600%, 12/01/35 (Alternative Minimum Tax)
$ 1,549,389	Total Long-Term Investments (cost $1,373,010,505) – 152.7% (99.5% of Total Investments)			1,411,455,487
	Short-Term Investments – 0.8% (0.5% of Total Investments)
	Texas – 0.8% (0.5% of Total Investments)
$ 7,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Variable Rate	12/10 at 100.00	AA+	7,000,000
	Demand Revenue Obligations, Tender Option Bond Trust 2043, 0.270%, 4/01/29 (7)
	Total Short-Term Investments (cost $7,000,000)			7,000,000
	Total Investments (cost $1,380,010,505) – 153.5%			1,418,455,487
	Floating Rate Obligations – (13.4)%			(124,294,000)
	Other Assets Less Liabilities – 3.3%			30,617,273
	Auction Rate Preferred Shares, at Liquidation Value – (43.4)% (8)			(400,650,000)
	Net Assets Applicable to Common Shares – 100%			$ 924,128,760

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(8)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.2%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 31

	Nuveen Premium Income Municipal Fund 2, Inc.
NPM	Portfolio of Investments
		October 31, 2010
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 3.2% (2.1% of Total Investments)
$ 6,995	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series	11/16 at 100.00	Aa1	$ 7,193,028
	2006C-2, 5.000%, 11/15/39 (UB)
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health
	System Inc., Series 2005A:
3,500	5.250%, 11/15/20	11/15 at 100.00	Baa2	3,544,730
1,000	5.000%, 11/15/30	11/15 at 100.00	Baa2	924,840
12,000	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds,	1/17 at 100.00	AA+	12,008,880
	Series 2007A, 4.500%, 1/01/39 – AMBAC Insured (UB)
1,960	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds,	6/15 at 100.00	BBB	1,985,147
	International Paper Company, Series 2005A, 5.000%, 6/01/25
1,690	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist	11/14 at 100.00	A3 (4)	1,971,436
	Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)
6,255	University of South Alabama, Student Tuition Revenue Bonds, Series 2004, 5.000%, 3/15/24 –	3/14 at 100.00	Aa3	6,696,228
	FGIC Insured
33,400	Total Alabama			34,324,289
	Arizona – 0.4% (0.2% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health
	Network, Series 2005B:
200	5.250%, 12/01/24	12/15 at 100.00	BBB	203,470
265	5.250%, 12/01/25	12/15 at 100.00	BBB	269,025
800	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	1/15 at 100.00	BBB–	827,936
	Company, Refunding Series 2008, 5.750%, 9/01/29
2,750	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc	No Opt. Call	A	2,598,008
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
4,015	Total Arizona			3,898,439
	Arkansas – 0.1% (0.1% of Total Investments)
1,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center,	2/15 at 100.00	Baa1	1,020,960
	Series 2005B, 5.000%, 2/01/25
	California – 12.3% (8.0% of Total Investments)
5,690	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.300%,	6/12 at 101.00	AA	5,852,620
	12/01/21 – AMBAC Insured
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
4,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	4,375,160
5,500	5.375%, 5/01/21 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	5,964,255
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount
	University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	1,544,725
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	2,617,928
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	3,156,341
3,740	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center,	11/15 at 100.00	AAA	3,831,967
	Series 2005, 5.000%, 11/15/27
2,550	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services,	10/19 at 100.00	AA	2,733,651
	Series 2009B, 5.500%, 10/01/39
2,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health,	11/16 at 100.00	Aa3	2,468,450
	5.000%, 11/15/42 (UB)
2,055	California Infrastructure Economic Development Bank, Infrastructure State Revolving Fund	10/14 at 100.00	AA+	2,204,399
	Revenue Bonds, Series 2004, 5.000%, 10/01/21
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity	7/15 at 100.00	BBB	882,430
	Health System, Series 2005A, 5.000%, 7/01/39
5,355	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender	No Opt. Call	Aa3	6,479,818
	Option Bond Trust 3175, 13.358%, 5/15/14 (IF)
1,935	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14	No Opt. Call	Aa3	2,205,571

32 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 565	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	AAA	$ 655,021
7,440	California, General Obligation Bonds, Series 2004, 5.125%, 2/01/25	2/14 at 100.00	A1	7,859,765
20,000	California, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	22,445,200
4,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.250%, 7/01/21	7/19 at 100.00	Aa3	4,642,800
1,900	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric	6/14 at 102.00	A	2,043,811
	Company, Series 1996A, 5.300%, 7/01/21
2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana	10/15 at 100.00	A	2,527,600
	Redevelopment Project, Series 2005A, 5.000%, 10/01/23 – AMBAC Insured
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series	No Opt. Call	AAA	22,293,900
	1995A, 0.000%, 1/01/21 (ETM)
1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005,	9/15 at 100.00	A	1,379,446
	5.000%, 9/01/27 – AMBAC Insured
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	BBB	799,850
	Bonds, Series 2007A-1, 5.750%, 6/01/47
	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms
	Improvement Area 4, Series 2005A:
1,420	5.000%, 9/01/25	9/15 at 102.00	N/R	1,323,937
435	5.100%, 9/01/30	9/15 at 102.00	N/R	393,179
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
250	5.000%, 9/01/21	9/15 at 102.00	Baa3	251,133
275	5.000%, 9/01/23	9/15 at 102.00	Baa3	270,380
2,220	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City	9/14 at 100.00	A	2,293,216
	Project, Series 2004A, 5.000%, 9/01/20 – SYNCORA GTY Insured
960	San Francisco Redevelopment Agency, California, Hotel Tax Revenue Bonds, Series 1994, 6.750%,	1/11 at 100.00	AA+	964,080
	7/01/25 – AGM Insured
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue
	Refunding Bonds, Series 1997A:
4,595	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	899,242
32,400	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	A	5,473,332
6,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment	8/14 at 100.00	A	6,297,840
	Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured
3,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation	1/14 at 100.00	A+	3,086,580
	District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured
171,430	Total California			130,217,627
	Colorado – 1.3% (0.8% of Total Investments)
1,700	Centennial Water and Sanitation District, Colorado, Water and Sewerage Revenue Bonds, Series	12/14 at 100.00	AA–	1,863,693
	2004, 5.000%, 12/01/22 – FGIC Insured
	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan
	Society, Series 2005:
1,745	5.250%, 6/01/23	6/16 at 100.00	A–	1,809,321
475	5.000%, 6/01/29	6/16 at 100.00	A–	475,437
400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F,	3/15 at 100.00	A	403,028
	5.000%, 3/01/25
210	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13	No Opt. Call	A+	227,464
	(Alternative Minimum Tax)
6,925	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center	11/16 at 100.00	BBB–	6,764,686
	Hotel, Series 2006, 5.125%, 12/01/25 – SYNCORA GTY Insured
1,700	Denver, Colorado, FHA-Insured Multifamily Housing Revenue Bonds, Boston Lofts Project, Series	4/11 at 100.00	BB+	1,699,915
	1997A, 5.750%, 10/01/27 (Alternative Minimum Tax)
400	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	Baa3	423,184
	Activity Bonds, Series 2010, 6.000%, 1/15/41
13,555	Total Colorado			13,666,728

Nuveen Investments 33

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.5% (0.3% of Total Investments)
$ 5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B,	1/14 at 100.00	AA	$ 5,481,350
	5.000%, 1/01/21 – FGIC Insured
	Delaware – 0.1% (0.1% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc.,	10/20 at 100.00	AA–	1,028,330
	Series 2010A, 5.000%, 10/01/40 (WI/DD, Settling 11/04/10) – NPFG Insured
	District of Columbia – 1.6% (1.0% of Total Investments)
	District of Columbia, Revenue Bonds, Georgetown University, Series 2001A:
11,720	0.000%, 4/01/27 (Pre-refunded 4/01/11) – NPFG Insured	4/11 at 39.61	A (4)	4,631,744
13,780	0.000%, 4/01/28 (Pre-refunded 4/01/11) – NPFG Insured	4/11 at 37.21	A (4)	5,116,376
15,855	0.000%, 4/01/29 (Pre-refunded 4/01/11) – NPFG Insured	4/11 at 35.07	A (4)	5,547,823
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds,	10/16 at 100.00	AA+	1,392,071
	Tender Option Bond Trust 1606, 11.401%, 10/01/30 – AMBAC Insured (IF)
42,690	Total District of Columbia			16,688,014
	Florida – 48.0% (31.3% of Total Investments)
1,000	Alachua County School Board, Florida, Certificates of Participation, Series 2001, 5.000%,	7/11 at 101.00	Aa3	1,031,770
	7/01/21 – AMBAC Insured
1,055	Bay County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 7/01/24 –	7/14 at 100.00	N/R	1,063,546
	AMBAC Insured
1,700	Beacon Tradeport Community Development District, Miami-Dade County, Florida, Special	5/12 at 102.00	N/R	1,704,012
	Assessment Bonds, Commercial Project, Series 2002A, 5.625%, 5/01/32 – RAAI Insured
1,320	Bradford County Health Facility Authority, Florida, Revenue Refunding Bonds, Santa Fe	No Opt. Call	AAA	1,508,179
	Healthcare Inc., Series 1993, 6.050%, 11/15/16 (ETM)
2,500	Broward County Educational Facilities Authority, Florida, Revenue Bonds, Nova Southeastern	4/14 at 100.00	BBB	2,533,575
	University, Series 2004B, 5.625%, 4/01/34
875	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Emerald	11/10 at 101.00	Aaa	881,256
	Palms Apartments, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)
195	Broward County Housing Finance Authority, Florida, Single Family Mortgage Revenue Refunding	1/11 at 28.50	Aaa	59,173
	Bonds, Series 2000B, 0.000%, 4/01/29 (Alternative Minimum Tax)
1,870	Broward County School Board, Florida, Certificates of Participation, Series 2004C, 5.250%,	7/14 at 100.00	AA+	1,978,778
	7/01/20 – AGM Insured
	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1:
2,225	5.250%, 10/01/21 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	A+	2,266,474
8,900	5.250%, 10/01/26 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	A+	8,966,661
2,150	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 –	10/14 at 100.00	A+	2,260,725
	AMBAC Insured
2,000	Broward County, Florida, Water and Sewer System Revenue Bonds, Series 2009A, 5.250%, 10/01/34	10/18 at 100.00	AA	2,145,080
650	Cape Coral, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 10/01/36 –	10/16 at 100.00	A1	639,308
	AMBAC Insured
1,500	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding	8/13 at 100.00	Baa3	1,523,730
	Series 2002, 6.375%, 8/15/32
750	City of Gainesville, Florida, Utilities System Revenue Bonds, Series 2003A, 5.250%, 10/01/21	10/13 at 100.00	AA (4)	849,120
	(Pre-refunded 10/01/13)
3,010	Cocoa, Florida, Water and Sewerage System Revenue Refunding Bonds, Series 2003, 5.500%,	No Opt. Call	AA–	3,520,857
	10/01/23 – AMBAC Insured
2,815	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 –	10/14 at 100.00	AA–	2,968,418
	NPFG Insured
1,290	Escambia County, Florida, Tourist Development Revenue Refunding Bonds, Series 2002, 5.000%,	10/12 at 100.00	A1	1,370,457
	10/01/18 – NPFG Insured
4,230	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 –	10/15 at 100.00	A	4,342,010
	NPFG Insured
2,000	Florida Board of Education, Lottery Revenue Bonds, Series 2001B, 5.000%, 7/01/20 – FGIC Insured	7/11 at 101.00	AAA	2,083,940
75	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds,	No Opt. Call	AAA	81,426
	Series 1987G-1, 8.595%, 11/01/17

34 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 230	Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, New Money and Refunding	1/11 at 100.00	AA+	$ 230,306
	Issue, Series 1996-2, 6.350%, 7/01/28 (Alternative Minimum Tax)
635	Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, Series 1997-2, 5.900%,	1/11 at 100.00	AA+	642,557
	7/01/29 – NPFG Insured (Alternative Minimum Tax)
1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Holly Cove Apartments, Series 1995F,	4/11 at 100.00	N/R	1,000,230
	6.150%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)
5,790	Florida Housing Finance Corporation, FNMA Revenue Bonds, Villa de Mallorca Apartments, Series	4/11 at 102.00	Aaa	5,926,528
	2000H-1, 6.000%, 7/01/33 (Alternative Minimum Tax)
535	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-11, 5.850%,	1/11 at 100.00	AA+	535,690
	1/01/22 – AGM Insured (Alternative Minimum Tax)
1,075	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-6, 4.625%,	1/16 at 100.00	AA+	1,085,030
	7/01/31 (Alternative Minimum Tax)
3,170	Florida Housing Finance Corporation, Housing Revenue Refunding Bonds, Hunters Ridge at	12/10 at 100.00	AA	3,172,536
	Deerwood Apartments, Series 1998-0, 5.300%, 12/01/28
1,280	Florida Intergovernmental Finance Commission, Capital Revenue Bonds, Daytona Beach Community	8/11 at 100.00	Aa3	1,292,109
	Redevelopment Agency, Series 2001C-1, 5.000%, 2/01/20 – AMBAC Insured
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	A	474,396
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	A	680,838
1,685	Florida Municipal Loan Council, Revenue Bonds, Series 2003A, 5.000%, 5/01/22 – NPFG Insured	5/13 at 100.00	A	1,740,420
5,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund, Series	12/10 at 100.00	A	5,002,100
	1996, 5.375%, 6/01/27 – NPFG Insured (Alternative Minimum Tax)
13,925	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds,	6/12 at 101.00	AAA	14,870,925
	Series 2002B, 5.000%, 6/01/20 – NPFG Insured
185	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds,	6/12 at 101.00	AAA	197,055
	Series 2002F, 5.000%, 6/01/22 – NPFG Insured
9,230	Florida State Board of Education, Full Faith and Credit, Public Education Capital Outlay	6/11 at 101.00	AAA	9,582,678
	Bonds, Series 2001C, 5.125%, 6/01/31 (Pre-refunded 6/01/11) – FGIC Insured
14,985	Florida State Board of Education, State University System Revenue Bonds, Series 2006A, 5.000%,	7/15 at 101.00	AA	15,856,528
	7/01/30 – FGIC Insured (UB)
5,980	Florida State Department of Management Services, Certificates of Participation, Series 2006A,	8/15 at 101.00	AA+	6,381,437
	5.000%, 8/01/23 – NPFG Insured
2,580	Florida State Education System, Housing Facility Revenue Bonds, Florida International	No Opt. Call	A	2,788,387
	University, Series 2004A, 5.000%, 7/01/14 – NPFG Insured
6,000	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series	7/13 at 101.00	AA–	6,204,180
	2003C, 5.000%, 7/01/33
3,500	Florida State Water Pollution Control Financing Corporation, Revolving Fund Revenue Bonds,	1/19 at 100.00	AAA	3,823,365
	Series 2009A, 5.000%, 1/15/29
2,345	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic	10/14 at 100.00	Aa3	2,596,454
	Facilities Improvements, Series 2004, 5.000%, 10/01/16 – AMBAC Insured
12,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 1999A,	4/11 at 100.00	Aa3	12,003,840
	5.125%, 10/01/28 – FGIC Insured (Alternative Minimum Tax)
8,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B,	10/12 at 100.00	AA+	8,153,520
	5.125%, 10/01/21 – AGM Insured (Alternative Minimum Tax)
	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
4,820	5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA+	4,987,350
1,755	5.375%, 6/01/46	6/16 at 100.00	A–	1,720,532
5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series	No Opt. Call	A	6,104,250
	1986, 7.650%, 7/01/16 – FGIC Insured
7,200	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist	11/11 at 101.00	N/R (4)	7,691,472
	Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)
3,600	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed	4/12 at 100.00	N/R	3,527,532
	Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
	(Alternative Minimum Tax)

Nuveen Investments 35

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding	10/13 at 100.00	A3	$ 2,034,000
	Bonds, Tampa General Hospital, Series 2003A, 5.250%, 10/01/24
1,535	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%,	11/13 at 101.00	AA+	1,643,970
	5/01/24 – AMBAC Insured
2,170	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%,	10/15 at 100.00	AA+	2,294,623
	10/01/25 – FGIC Insured
1,500	Hollywood, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2003,	10/13 at 100.00	Aa2	1,578,780
	5.000%, 10/01/20 – AGM Insured
1,430	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2001, 5.000%,	10/11 at 100.00	Aa2	1,448,161
	10/01/23 – AMBAC Insured
	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003:
4,990	5.250%, 10/01/21 – NPFG Insured	10/13 at 100.00	Aa2	5,280,668
2,090	5.000%, 10/01/22 – NPFG Insured	10/13 at 100.00	Aa2	2,186,851
3,145	Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, Series 2003C, 5.250%, 10/01/18 –	10/13 at 100.00	Aa2	3,283,632
	NPFG Insured (Alternative Minimum Tax)
	Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds,
	Series 2002:
2,230	5.000%, 10/01/21 – FGIC Insured	10/12 at 100.00	A+	2,314,138
2,000	5.000%, 10/01/22 – FGIC Insured	10/12 at 100.00	A+	2,071,280
2,750	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds,	10/12 at 100.00	AA+	2,943,903
	Series 2002, 5.375%, 10/01/17 – FGIC Insured
	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A:
3,235	5.000%, 10/01/18 – FGIC Insured	10/13 at 100.00	Aa2	3,510,719
5,090	5.000%, 10/01/19 – FGIC Insured	10/13 at 100.00	Aa2	5,523,821
	Lake County School Board, Florida, Certificates of Participation, Series 2004A:
1,190	5.000%, 7/01/20 – AMBAC Insured	7/14 at 100.00	A	1,239,076
1,470	5.000%, 7/01/24 – AMBAC Insured	7/14 at 100.00	A	1,499,768
4,250	Lakeland, Florida, Energy System Revenue Refunding Bonds, Series 1999C, 6.050%, 10/01/11 –	No Opt. Call	AA+	4,458,463
	FGIC Insured
1,065	Lee County Industrial Development Authority, Florida, Utilities Revenue Bonds, Bonita Springs	11/12 at 100.00	AA–	1,088,792
	Utilities Inc. Project, Series 2002, 5.000%, 11/01/19 – NPFG Insured (Alternative Minimum Tax)
1,000	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/14 –	No Opt. Call	A–	1,128,750
	AMBAC Insured
3,500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 –	4/17 at 100.00	A	3,463,565
	NPFG Insured
2,345	Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional Medical Center Project, Series	7/12 at 100.00	BBB+	2,358,765
	2002, 5.375%, 7/01/22
3,430	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project,	No Opt. Call	BBB+	3,544,905
	Series 2003, 5.000%, 7/01/12
5,130	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%,	10/13 at 100.00	A1	5,398,709
	10/01/17 – AMBAC Insured
	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of
	Miami, Series 2004A:
2,290	5.000%, 4/01/19 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	N/R (4)	2,592,028
3,305	5.000%, 4/01/22 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	N/R (4)	3,740,896
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B:
2,000	5.250%, 7/01/18 – FGIC Insured	7/14 at 100.00	A	2,180,000
2,000	5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A	2,094,720
2,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Refunding Bonds, Series	7/11 at 101.00	A3	2,043,100
	2001, 5.000%, 7/01/21 – FGIC Insured
3,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Refunding Bonds, Miami	8/11 at 101.00	AAA	3,146,190
	Children’s Hospital, Series 2001A, 5.125%, 8/15/26 (Pre-refunded 8/15/11) – AMBAC Insured
3,630	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds,	1/11 at 102.00	AA+	3,709,207
	Sunset Bay Apartments, Series 2000-5A, 5.950%, 7/01/30 – AGM Insured (Alternative Minimum Tax)

36 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,280	Miami-Dade County Industrial Development Authority, Florida, Industrial Development Revenue	4/11 at 100.00	N/R	$ 1,228,877
	Bonds, Airis Miami II LLC – Miami International Airport, Series 1999, 6.000%, 10/15/25 –
	AMBAC Insured (Alternative Minimum Tax)
1,970	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006B, 5.000%,	11/16 at 100.00	A1	1,986,765
	11/01/31 – AMBAC Insured
7,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998A,	4/11 at 100.00	A	7,501,200
	5.000%, 10/01/24 – FGIC Insured (Alternative Minimum Tax)
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998C,	4/11 at 100.00	A	4,001,120
	5.000%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)
5,390	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002,	10/12 at 100.00	A	5,659,015
	5.750%, 10/01/18 – FGIC Insured (Alternative Minimum Tax)
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A,	10/19 at 100.00	A2	5,205,350
	5.500%, 10/01/41
4,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series	7/18 at 100.00	Aa2	4,313,160
	2009-B1, 5.625%, 7/01/38
11,300	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%,	7/18 at 100.00	AA+	11,504,530
	7/01/35 – AGM Insured
3,300	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%,	4/11 at 100.50	Aa2	3,318,381
	10/01/29 – FGIC Insured
1,175	Naples, Florida, Water and Sewer Revenue Bonds, Series 2002, 5.000%, 9/01/14	9/12 at 100.00	Aa2 (4)	1,273,265
	(Pre-refunded 9/01/12)
	North Broward Hospital District, Florida, Revenue and Improvement Bonds, Series 2001:
12,125	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A2 (4)	12,390,416
1,375	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A2 (4)	1,405,099
2,000	Opa-Locka, Florida, Capital Improvement Revenue Bonds, Series 1994, 6.125%, 1/01/24 –	1/11 at 100.00	A	2,007,840
	FGIC Insured
5,000	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health	11/12 at 101.00	N/R (4)	5,495,150
	System/Sunbelt Obligated Group, Series 2002, 5.250%, 11/15/18 (Pre-refunded 11/15/12)
	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Regional
	Healthcare System, Series 2002:
3,695	5.750%, 12/01/27 (Pre-refunded 12/01/12)	12/12 at 100.00	AAA	4,085,414
1,000	5.750%, 12/01/32 (Pre-refunded 12/01/12)	12/12 at 100.00	AAA	1,105,660
2,440	Orange County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%,	8/14 at 100.00	Aa3	2,549,702
	8/01/22 – AMBAC Insured
	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
1,665	5.125%, 1/01/20 – FGIC Insured	1/13 at 100.00	AA	1,777,221
3,400	5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AA	3,596,248
	Orlando Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Republic
	Drive-Universal Boulevard – I-4 Interchange Project, Series 2002:
1,495	5.125%, 4/01/20 – AMBAC Insured	4/12 at 100.00	N/R	1,505,226
1,225	5.125%, 4/01/21 – AMBAC Insured	4/12 at 100.00	N/R	1,230,329
4,295	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series	10/12 at 100.00	Aa1 (4)	4,683,483
	2002C, 5.250%, 10/01/18 (Pre-refunded 10/01/12)
575	Osceola County Industrial Development Authority, Florida, Industrial Development Revenue	8/11 at 101.00	A	574,529
	Bonds, P.M. Wells Charter School Project, Series 2001A, 5.000%, 8/01/23 – NPFG Insured
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
3,745	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	Aa3	3,907,383
2,000	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Aa3	2,080,520
	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH
	Corporation Obligated Group, Series 2001:
3,895	5.500%, 12/01/21	12/11 at 101.00	BBB–	3,859,750
6,470	5.625%, 12/01/31	12/11 at 101.00	BBB–	6,129,678
2,040	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.250%,	8/12 at 100.00	AA+	2,160,707
	8/01/21 – AGM Insured
1,500	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%,	8/14 at 100.00	AA–	1,590,120
	8/01/22 – FGIC Insured

Nuveen Investments 37

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%,	8/17 at 100.00	AA–	$ 3,139,710
	8/01/27 – NPFG Insured
6,090	Palm Beach County School Board, Florida, Certificates of Participation, Tender Option Bond	No Opt. Call	AA+	6,940,895
	Trust 2089, 12.554%, 8/01/14 – AGM Insured (IF)
4,490	Palm Beach County, Florida, Public Improvement Revenue Bonds, Biomedical Research Park	6/15 at 100.00	AA+	4,665,873
	Project, Series 2005A, 5.000%, 6/01/25 – AMBAC Insured
4,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, FPL Reclaimed Water Project, Series	10/19 at 100.00	AAA	4,414,600
	2009, 5.250%, 10/01/33
6,545	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, Trust 2622,	No Opt. Call	AAA	7,375,430
	11.208%, 10/01/14 (IF)
10,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/31 (UB)	10/16 at 100.00	AAA	10,633,500
2,500	Polk County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/18 –	10/14 at 100.00	AA+	2,767,900
	AGM Insured
2,060	Polk County, Florida, Utility System Revenue Bonds, Series 2003, 5.250%, 10/01/22 – FGIC Insured	10/13 at 100.00	Aa3	2,210,936
2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B,	7/17 at 100.00	A	1,974,480
	Series 2007, 5.000%, 7/01/33 – NPFG Insured
1,350	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/21 – NPFG Insured	9/13 at 100.00	A+	1,456,569
650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%,	10/15 at 100.00	A1	680,537
	10/01/25 – AMBAC Insured
3,240	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation	4/14 at 100.00	Aa3	3,381,005
	Bonds, Series 2004A, 5.000%, 6/01/22 – NPFG Insured
1,640	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007,	5/18 at 100.00	A–	1,574,843
	5.000%, 5/01/30 – RAAI Insured
2,750	Saint Johns County, Florida, Transportation Improvement Revenue Bonds, Series 2003, 5.000%,	10/13 at 100.00	Aa3	2,905,238
	10/01/23 – AMBAC Insured
3,570	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series	No Opt. Call	A (4)	4,284,571
	1992, 6.000%, 10/01/19 – NPFG Insured (ETM)
1,680	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series	No Opt. Call	A	1,982,501
	1992, 6.000%, 10/01/19 – NPFG Insured
625	Sonoma Bay Community Development District, Florida, Special Assessment Bonds, Series 2005A,	5/15 at 100.00	N/R	579,625
	5.450%, 5/01/36
10,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Series 2002, 5.625%, 5/01/32	5/12 at 101.00	Aa3 (4)	10,861,000
	(Pre-refunded 5/01/12)
7,500	South Florida Water Management District, Certificates of Participation, Series 2006,	No Opt. Call	AA+	7,901,250
	Trust 1036, 9.113%, 10/01/14 – AMBAC Insured (IF)
5,000	South Florida Water Management District, Certificates of Participation, Series 2006,	10/16 at 100.00	AA+	5,133,750
	5.000%, 10/01/36 – AMBAC Insured
2,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System	8/17 at 100.00	Aa3	2,484,435
	Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)
	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds,
	Presbyterian Retirement Communities, Series 2004A:
2,250	5.850%, 8/01/24	8/14 at 101.00	N/R	2,289,870
3,135	5.625%, 8/01/34	8/14 at 101.00	N/R	3,068,381
5,000	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/36 –	6/16 at 100.00	A	5,048,300
	AMBAC Insured
620	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 –	10/15 at 100.00	AA+	659,246
	AMBAC Insured
5,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/35 – NPFG Insured	10/15 at 100.00	AA	5,120,200
5,000	Tampa Bay, Florida, Regional Water Supply Authority Utility System Revenue Bonds, Series 2008,	10/18 at 100.00	AA+	5,298,150
	5.000%, 10/01/34
	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose
	Bonds, Stadium Project, Series 1995:
1,250	5.750%, 10/01/20 – NPFG Insured	No Opt. Call	A	1,344,550
2,785	5.750%, 10/01/25 – NPFG Insured	No Opt. Call	A	2,903,335

38 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 9,535	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Series 2005, 5.000%,	7/15 at 101.00	A–	$ 10,786,469
	7/01/16 – AMBAC Insured
	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2002:
11,815	5.375%, 10/01/14 – AGM Insured	10/12 at 100.00	AA+	12,576,240
8,605	5.375%, 10/01/15 – AGM Insured	10/12 at 100.00	AA+	9,159,420
1,000	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 –	12/14 at 100.00	Aa3	1,047,330
	AGM Insured
1,585	Winter Springs, Florida, Water and Sewer Revenue Refunding Bonds, Series 2001, 5.000%, 4/01/20 –	4/11 at 101.00	A	1,623,785
	NPFG Insured
485,595	Total Florida			508,252,282
	Georgia – 1.0% (0.6% of Total Investments)
500	Chatham County Hospital Authority, Savannah, Georgia, Hospital Revenue Bonds, Memorial Health	1/14 at 100.00	Baa3	465,345
	University Medical Center Inc., Series 2004A, 5.375%, 1/01/26
10	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A,	11/13 at 100.00	Aaa	11,356
	5.250%, 11/01/15 (Pre-refunded 11/01/13) – NPFG Insured
	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A:
3,405	5.250%, 11/01/15 – NPFG Insured	11/13 at 100.00	A1	3,766,168
3,365	5.000%, 11/01/18 – NPFG Insured	11/13 at 100.00	A1	3,670,407
2,235	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia,	12/14 at 100.00	N/R	2,237,749
	Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured
9,515	Total Georgia			10,151,025
	Idaho – 0.5% (0.3% of Total Investments)
80	Idaho Housing Agency, Senior Lien Single Family Mortgage Bonds, Series 1995F, 6.450%, 7/01/27	1/11 at 100.00	Aaa	80,443
	(Alternative Minimum Tax)
3,075	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood	3/12 at 105.00	Aaa	3,301,043
	Terrace Project, Series 2002A-1, 7.250%, 3/20/37
120	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1996G, 6.350%,	1/11 at 100.00	Aa1	120,647
	7/01/26 (Alternative Minimum Tax)
130	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000B, 6.250%,	1/11 at 100.00	Aa2	131,260
	7/01/22 (Alternative Minimum Tax)
220	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000E, 5.950%,	1/11 at 100.00	Aaa	230,166
	7/01/20 (Alternative Minimum Tax)
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial
	Hospital, Series 2006:
1,000	5.250%, 9/01/30	9/16 at 100.00	BBB–	914,680
470	5.250%, 9/01/37	9/16 at 100.00	BBB–	414,155
5,095	Total Idaho			5,192,394
	Illinois – 10.1% (6.6% of Total Investments)
5,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	Aa2	3,260,550
	Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured
22,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/25 –	No Opt. Call	AA–	11,321,171
	FGIC Insured
2,135	Chicago, Illinois, Tax Increment Allocation Bonds, Read-Dunning Redevelopment Project, Series	1/11 at 100.00	N/R	2,138,181
	1996B, 7.250%, 1/01/14
2,180	Chicago, Illinois, Tax Increment Allocation Bonds, Sanitary Drainage and Ship Canal Redevelopment	1/11 at 100.00	N/R	2,184,142
	Project, Series 1997A, 7.750%, 1/01/14
4,865	Cook County Community Consolidated School District 15, Palatine, Illinois, General Obligation	No Opt. Call	Aa2	3,274,486
	Bonds, Series 2001, 0.000%, 12/01/20 – FGIC Insured
2,575	Cook County Community High School District 219, Niles Township, Illinois, General Obligation	No Opt. Call	Baa1	1,562,562
	Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured
3,615	Cook County Community High School District 219, Niles Township, Illinois, General Obligation	No Opt. Call	N/R (4)	2,673,473
	Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured (ETM)
3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	3,988,810

Nuveen Investments 39

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
$ 2,000	5.250%, 11/15/14	5/14 at 100.00	A	$ 2,152,160
4,420	5.250%, 11/15/15	5/14 at 100.00	A	4,708,759
395	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	352,222
1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,226,553
1,000	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002,	5/12 at 100.00	Aaa	1,074,180
	5.500%, 5/15/32 (Pre-refunded 5/15/12)
3,090	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003,	7/13 at 100.00	AA+	3,197,779
	6.000%, 7/01/33
3,000	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System,	No Opt. Call	Aa2	3,523,470
	Series 1993C, 6.000%, 4/01/18
10,000	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/21 – AGM Insured	1/20 at 100.00	AA+	10,713,300
2,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A+	1,994,340
11,000	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%, 11/01/26 –	No Opt. Call	A+	13,207,370
	FGIC Insured
2,000	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.500%, 2/01/18	2/12 at 100.00	A+ (4)	2,127,140
	(Pre-refunded 2/01/12) – FGIC Insured
	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation
	Refunding Bonds, Series 2001B:
3,230	0.000%, 11/01/19 – AGM Insured	No Opt. Call	Aa3	2,286,711
1,740	0.000%, 11/01/21 – AGM Insured	No Opt. Call	Aa3	1,099,106
4,020	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington,	No Opt. Call	AAA	4,912,400
	Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/20 – AGM Insured (UB)
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel
	Revenue Bonds, Series 2005B:
855	5.250%, 1/01/25	1/16 at 100.00	B–	621,594
1,750	5.250%, 1/01/30	1/16 at 100.00	B–	1,246,525
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois,	No Opt. Call	N/R	9,809,096
	General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured
2,910	McHenry County Community High School District 154, Marengo, Illinois, Capital Appreciation	No Opt. Call	Aa2	1,948,914
	School Bonds, Series 2001, 0.000%, 1/01/21 – FGIC Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
8,000	0.000%, 6/15/26 – NPFG Insured	6/22 at 101.00	AAA	6,035,120
3,370	5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	3,433,322
131,165	Total Illinois			107,073,436
	Indiana – 2.1% (1.4% of Total Investments)
1,000	Ball State University, Indiana, Student Fee Revenue Bonds, Series 2002K, 5.750%, 7/01/20	1/12 at 100.00	Aa3 (4)	1,063,170
	(Pre-refunded 1/01/12) – FGIC Insured
3,880	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services,	11/19 at 100.00	Aa3	4,052,582
	Inc. Obligated Group, Series 2009, 5.250%, 11/01/39
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B.,	12/20 at 100.00	AA	2,586,025
	5.000%, 12/01/37
	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 2000:
805	5.375%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 100.00	AA+ (4)	808,679
4,195	5.375%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 100.00	AA+ (4)	4,214,171
	Indiana University, Student Fee Revenue Bonds, Series 2004P:
2,750	5.000%, 8/01/22 – AMBAC Insured	8/14 at 100.00	Aaa	2,936,368
1,600	5.000%, 8/01/24 – AMBAC Insured	8/14 at 100.00	Aaa	1,693,344
4,300	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame	3/18 at 100.00	Aaa	4,603,365
	du Lac, Refunding Series 2009., 5.000%, 3/01/36
1,550	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series	2/15 at 100.00	CCC	592,875
	2005, 5.250%, 2/15/23 (5), (7)
22,580	Total Indiana			22,550,579

40 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 0.8% (0.5% of Total Investments)
$ 8,100	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	6/15 at 100.00	BBB	$ 6,334,038
	5.500%, 6/01/42
1,695	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series	6/11 at 101.00	AAA	1,755,223
	2001B, 5.300%, 6/01/25 (Pre-refunded 6/01/11)
9,795	Total Iowa			8,089,261
	Kansas – 0.0% (0.0% of Total Investments)
90	Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized Single Family Mortgage Revenue	No Opt. Call	Aaa	91,820
	Refunding Bonds, Series 1994A-1, 7.900%, 5/01/24 (Alternative Minimum Tax)
	Kentucky – 0.4% (0.3% of Total Investments)
4,300	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro	No Opt. Call	Baa2	4,590,422
	Medical Health System, Series 2010A, 6.500%, 3/01/45
	Louisiana – 4.0% (2.6% of Total Investments)
50	Bossier Public Trust Financing Authority, Louisiana, Single Family Mortgage Revenue Refunding	2/11 at 100.00	AAA	50,071
	Bonds, Series 1995B, 6.125%, 8/01/28
4,350	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B,	6/16 at 100.00	A–	4,409,030
	5.000%, 6/01/22 – AMBAC Insured
4,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our	8/15 at 100.00	A+	4,030,000
	Lady Health System, Series 2005A, 5.250%, 8/15/31
2,700	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/17 at 100.00	Baa1	2,673,459
	Series 2007A, 5.500%, 5/15/47
3,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B,	5/20 at 100.00	AA	3,170,820
	5.000%, 5/01/45
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
14,550	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+	14,828,633
5,920	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	5,924,262
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds,
	Series 2001B:
65	5.500%, 5/15/30	5/11 at 101.00	BBB	65,743
6,935	5.875%, 5/15/39	5/11 at 101.00	BBB	7,001,368
41,570	Total Louisiana			42,153,386
	Maryland – 0.4% (0.3% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%,	9/16 at 100.00	Baa3	1,815,969
	9/01/26 – SYNCORA GTY Insured
1,205	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University	6/16 at 100.00	Baa2	1,214,881
	of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured
1,390	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health	7/14 at 100.00	A2 (4)	1,597,847
	System, Series 2004A, 5.250%, 7/01/19 (Pre-refunded 7/01/14)
4,460	Total Maryland			4,628,697
	Massachusetts – 5.0% (3.2% of Total Investments)
8,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior	1/20 at 100.00	A	8,489,163
	Lien Series 2010B, 5.000%, 1/01/37
1,310	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds,	No Opt. Call	N/R	1,374,609
	Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)
1,215	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds,	No Opt. Call	N/R	1,179,267
	Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004,	10/14 at 100.00	BBB	1,012,540
	5.700%, 10/01/34
9,175	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health	10/11 at 101.00	BBB+	9,276,384
	System, Series 2001E, 5.700%, 10/01/25 – RAAI Insured
1,100	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi	1/11 at 100.00	BBB	1,100,275
	Obligated Group, Series 1999A, 5.625%, 7/01/20

Nuveen Investments 41

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye	7/20 at 100.00	BBB–	$ 1,984,980
	and Ear Infirmary, Series 2010C, 5.375%, 7/01/35
2,645	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical	5/12 at 100.00	N/R	2,571,178
	Center Hospitals, Series 2002H, 5.000%, 5/15/25 – FGIC Insured
105	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical	5/12 at 100.00	N/R (4)	112,186
	Center Hospitals, Series 2002H, 5.000%, 5/15/25 (Pre-refunded 5/15/12) – FGIC Insured
3,795	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 –	2/17 at 100.00	AA+	3,817,998
	AGM Insured (UB)
	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002E:
11,400	5.250%, 1/01/21 (Pre-refunded 1/01/13) – AGM Insured	1/13 at 100.00	AA+ (4)	12,540,912
1,850	5.250%, 1/01/21 (Pre-refunded 1/01/13) – AGM Insured	1/13 at 100.00	AA+ (4)	2,035,148
	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
2,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,548,193
4,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	4,530,120
49,970	Total Massachusetts			52,572,953
	Michigan – 3.8% (2.5% of Total Investments)
7,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010,	11/20 at 100.00	AA	7,141,960
	5.250%, 11/01/35
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	5,076,818
7,955	0.000%, 12/01/22	No Opt. Call	AAA	5,013,241
8,260	0.000%, 12/01/23	No Opt. Call	AAA	4,951,622
8,575	0.000%, 12/01/24	No Opt. Call	AAA	4,901,213
1,200	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A,	7/15 at 100.00	BB+	1,213,488
	6.000%, 7/01/35
6,200	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	A1	6,434,298
	Refunding Series 2009, 5.750%, 11/15/39
1,500	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series	12/16 at 100.00	AA	1,546,755
	2006A, 5.000%, 12/01/31 (UB)
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation	6/16 at 100.00	Baa3	301,940
	Revenue Bonds, Series 2006, 5.500%, 6/01/35
3,270	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Series 2003,	5/13 at 100.00	Aa2	3,518,814
	5.000%, 5/01/22
51,960	Total Michigan			40,100,149
	Minnesota – 2.0% (1.3% of Total Investments)
8,165	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	8,382,107
	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds,
	HealthPartners Inc., Series 2003:
1,000	6.000%, 12/01/18	12/13 at 100.00	A3	1,058,430
1,050	5.875%, 12/01/29	12/13 at 100.00	A3	1,073,531
2,400	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/11 at 100.00	AAA	2,420,736
	Series 2001A, 5.250%, 1/01/25 (Pre-refunded 1/01/11) – FGIC Insured
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Subordinate Airport Revenue	1/11 at 100.00	A (4)	3,025,920
	Bonds, Series 2001C, 5.250%, 1/01/26 (Pre-refunded 1/01/11) – FGIC Insured
275	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.950%, 2/01/18 –	2/11 at 100.00	AA+	276,155
	NPFG Insured
755	Minnesota Housing Finance Agency, Single Family Remarketed Mortgage Bonds, Series 1998H-2,	1/11 at 101.00	AA+	778,458
	6.050%, 7/01/31 (Alternative Minimum Tax)
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/19	10/14 at 100.00	A3	1,087,860
540	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1992B,	12/10 at 100.00	Aaa	542,344
	5.750%, 1/01/11 (ETM)

42 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 1,620	St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health Services, Series 2003B, 5.500%,	7/14 at 100.00	N/R (4)	$ 1,872,331
	7/01/25 (Pre-refunded 7/01/14)
1,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc.,	11/15 at 100.00	BB+	1,009,470
	Series 2005, 6.000%, 11/15/25
20,805	Total Minnesota			21,527,342
	Mississippi – 0.4% (0.2% of Total Investments)
3,675	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/14 at 100.00	AA	3,814,981
	Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)
	Missouri – 2.3% (1.5% of Total Investments)
2,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior	2/14 at 100.00	N/R	2,015,280
	Services – Heisinger Project, Series 2004, 5.250%, 2/01/24
200	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal	3/16 at 100.00	BBB+	200,982
	Regional Hospital, Series 2006, 5.000%, 3/01/22
2,885	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman	2/15 at 102.00	BBB+	2,930,698
	Health System, Series 2004, 5.500%, 2/15/24
9,000	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B,	9/12 at 100.00	A+	9,552,150
	5.250%, 9/01/17 – FGIC Insured
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing
	Project, Series 2005A:
780	6.000%, 6/01/20	No Opt. Call	A	871,112
1,525	5.000%, 6/01/35	6/15 at 100.00	A	1,456,406
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series	5/13 at 100.00	AA	1,052,170
	2003, 5.125%, 5/15/24
1,200	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health	2/14 at 100.00	BBB+	1,248,360
	System, Series 2003, 5.125%, 2/15/18
1,080	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System,	6/11 at 101.00	AA–	1,122,066
	Series 2001A, 5.250%, 6/01/21 – AMBAC Insured
	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System,
	Series 2001A:
170	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	176,538
1,250	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	1,298,075
2,000	5.250%, 6/01/28 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	2,076,920
23,090	Total Missouri			24,000,757
	Nebraska – 0.8% (0.5% of Total Investments)
1,470	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Series 2003A,	4/13 at 100.00	AA+	1,580,397
	5.250%, 4/01/23 – AGM Insured
5,130	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A,	2/17 at 100.00	Aa1	5,386,500
	5.000%, 2/01/43
1,050	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska	2/17 at 100.00	AA+	1,696,916
	City 2, Series 2006A, Trust 11673, 19.418%, 8/01/40 – AMBAC Insured (IF)
7,650	Total Nebraska			8,663,813
	Nevada – 5.1% (3.4% of Total Investments)
10,410	Clark County School District, Nevada, General Obligation Bonds, Series 2002C, 5.500%, 6/15/18	6/12 at 100.00	AA (4)	11,272,573
	(Pre-refunded 6/15/12) – NPFG Insured
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	10,766,600
	Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2009:
3,520	5.000%, 6/01/27	6/19 at 100.00	AA+	3,835,040
3,695	5.000%, 6/01/28	6/19 at 100.00	AA+	4,008,742
3,880	5.000%, 6/01/29	6/19 at 100.00	AA+	4,153,734

Nuveen Investments 43

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Clark County, Nevada, General Obligation Transportation Bonds, Refunding Series 2010B:
$ 4,915	5.000%, 7/01/25	1/20 at 100.00	AA+	$ 5,456,337
4,160	5.000%, 7/01/26	1/20 at 100.00	AA+	4,583,987
5,795	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003,	7/13 at 100.00	AA–	6,116,970
	5.000%, 7/01/23 – AMBAC Insured
4,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 –	7/14 at 100.00	Aa3	4,139,600
	FGIC Insured
1,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas	1/11 at 100.00	N/R	210,130
	Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (6)
51,375	Total Nevada			54,543,713
	New Jersey – 5.2% (3.4% of Total Investments)
5,480	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%,	12/13 at 100.00	Aa2	5,841,734
	12/15/20 – AGM Insured
135	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%,	12/13 at 100.00	Aa2 (4)	153,592
	12/15/20 (Pre-refunded 12/15/13) – AGM Insured
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
1,325	5.250%, 9/01/24	9/15 at 100.00	AA–	1,454,161
1,000	5.250%, 9/01/26	9/15 at 100.00	AA–	1,089,210
520	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters	7/18 at 100.00	BBB–	526,380
	University Hospital, Series 2007, 5.750%, 7/01/37
3,675	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series	11/10 at 100.00	A+	3,676,727
	1997A, 5.650%, 5/01/40 – AMBAC Insured (Alternative Minimum Tax)
17,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	AA–	4,694,355
	Appreciation Series 2010A, 0.000%, 12/15/33
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series	No Opt. Call	AA–	3,952,484
	2006A, 5.250%, 12/15/20
3,400	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C,	6/13 at 100.00	AAA	3,830,746
	5.500%, 6/15/22 (Pre-refunded 6/15/13)
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D,	No Opt. Call	AA–	5,518,400
	5.000%, 12/15/23
4,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	4,338,960
3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/24 – AGM Insured	1/15 at 100.00	AA+	3,242,700
5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009H, 5.000%, 1/01/36	1/19 at 100.00	A+	5,309,550
10,555	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/17 at 100.00	BBB	9,002,148
	Series 2007-1A, 5.000%, 6/01/29
2,870	Union County Utilities Authority, New Jersey, Solid Waste Facility Subordinate Lease Revenue	12/10 at 100.00	Baa3	2,871,234
	Bonds, Ogden Martin Systems of Union Inc., Series 1998A, 5.350%, 6/01/23 – AMBAC Insured
	(Alternative Minimum Tax)
66,685	Total New Jersey			55,502,381
	New York – 6.9% (4.5% of Total Investments)
5,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical	2/15 at 100.00	A	5,118,850
	Center, Series 2005, 5.000%, 2/01/28 – FGIC Insured
1,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds,	7/14 at 100.00	AA–	1,628,160
	Upstate Community Colleges, Series 2004B, 5.250%, 7/01/19
1,250	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University,	10/15 at 100.00	A	1,290,638
	Civic Facility Project, Series 2005, 5.000%, 10/01/30
5,025	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%,	2/17 at 100.00	A	4,824,302
	2/15/47 – NPFG Insured
3,300	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%,	11/16 at 100.00	A	3,292,410
	5/01/33 – NPFG Insured

44 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal
	Series 2003B:
$ 6,875	5.000%, 8/01/23 (UB)	8/13 at 100.00	AAA	$ 7,484,606
7,260	5.000%, 8/01/24 (UB)	8/13 at 100.00	AAA	7,893,508
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	2/14 at 100.00	AAA	2,732,700
	Series 2004C, 5.000%, 2/01/22 (UB)
35	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	No Opt. Call	AA	35,123
2,150	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25	3/15 at 100.00	AA	2,314,841
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (UB)	4/15 at 100.00	AA	5,424,300
4,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	4,491,640
1,855	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005,	11/15 at 100.00	AA+	2,158,107
	Trust 2364, 16.664%, 11/15/44 – AMBAC Insured (IF)
	New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series 2003C:
6,000	5.250%, 6/01/20	6/13 at 100.00	A+	6,464,100
5,100	5.250%, 6/01/21	6/13 at 100.00	A+	5,494,485
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and
	State Contingency Contract-Backed Bonds, Series 2003A-1:
3,400	5.500%, 6/01/16	1/11 at 100.00	AA–	3,411,560
2,000	5.500%, 6/01/19	6/13 at 100.00	AA–	2,184,200
6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	No Opt. Call	A	6,789,563
	Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)
68,500	Total New York			73,033,093
	North Carolina – 0.8% (0.5% of Total Investments)
1,775	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue	1/18 at 100.00	AA–	1,917,231
	Bonds, Series 2008, Trust 1149, 14.679%, 7/15/32 (IF)
1,965	Durham Urban Redevelopment Authority, North Carolina, FHA-Insured Mortgage Loan Revenue Bonds,	2/11 at 102.00	AAA	2,012,337
	Durham Hosiery Mill, Series 1987, 7.500%, 8/01/29 (Alternative Minimum Tax)
	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional
	Facilities, Series 2004A:
1,250	5.000%, 2/01/21	2/14 at 100.00	AA+	1,380,950
2,445	5.000%, 2/01/22	2/14 at 100.00	AA+	2,673,386
7,435	Total North Carolina			7,983,904
	Ohio – 2.5% (1.6% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
1,075	5.125%, 6/01/24	6/17 at 100.00	BBB	939,357
900	5.875%, 6/01/30	6/17 at 100.00	BBB	758,322
845	5.750%, 6/01/34	6/17 at 100.00	BBB	673,871
1,965	5.875%, 6/01/47	6/17 at 100.00	BBB	1,503,736
3,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004,	12/14 at 100.00	AA+ (4)	3,523,770
	5.250%, 12/01/24 (Pre-refunded 12/01/14) – AGM Insured
	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2003C:
2,330	5.250%, 5/15/17 – NPFG Insured	5/13 at 100.00	AA	2,465,093
4,105	5.250%, 5/15/18 – NPFG Insured	5/13 at 100.00	AA	4,317,229
10,000	Greene County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Series 2009,	4/19 at 100.00	A	10,367,699
	5.500%, 4/01/39
2,000	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds,	1/11 at 100.00	Aa2	2,000,920
	Courtyards of Kettering, Series 1998B-1, 5.550%, 1/01/40 (Alternative Minimum Tax)
26,220	Total Ohio			26,549,997

Nuveen Investments 45

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 2.1% (1.4% of Total Investments)
$ 750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005,	9/16 at 100.00	BB+	$ 667,215
	5.375%, 9/01/36
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
2,690	5.000%, 2/15/37	2/17 at 100.00	A	2,695,568
1,020	5.000%, 2/15/42	2/17 at 100.00	A	1,020,469
10,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%,	1/17 at 100.00	A	9,914,600
	1/01/47 – FGIC Insured
2,055	Oklahoma State Student Loan Authority, Senior Lien Revenue Bonds, Series 2001A-1, 5.625%,	6/11 at 102.00	AAA	2,078,509
	6/01/31 (Alternative Minimum Tax)
5,460	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health	12/16 at 100.00	AA	5,563,521
	System, Series 2006, 5.000%, 12/15/36 (UB)
99	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health	12/16 at 100.00	AA	102,416
	System, Series 2008, Trust 3500, 8.333%, 6/15/30 (IF)
22,074	Total Oklahoma			22,042,298
	Oregon – 0.8% (0.5% of Total Investments)
7,860	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Sisters of Providence	10/14 at 100.00	AA	8,775,139
	Health System, Series 2004, 5.500%, 10/01/21 (UB)
	Pennsylvania – 2.6% (1.7% of Total Investments)
3,500	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A,	12/15 at 100.00	A1	3,639,650
	5.000%, 12/01/23 – NPFG Insured
1,500	Annville-Cleona School District, Lebanon County, Pennsylvania, General Obligation Bonds,	3/15 at 100.00	Aa3	1,641,765
	Series 2005, 6.000%, 3/01/28 – AGM Insured
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds,	3/17 at 100.00	BBB	456,315
	School Lane Charter School, Series 2007A, 5.000%, 3/15/37
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds,	No Opt. Call	A2	1,165,070
	Series 1997B, 5.700%, 7/01/27 – AMBAC Insured
1,025	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, St. Joseph’s University,	11/20 at 100.00	A–	1,050,963
	Series 2010A, 5.000%, 11/01/40
5,850	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	12/16 at 100.00	AA+	5,817,825
	Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured
1,000	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	Aa1	1,084,350
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E,	12/27 at 100.00	A–	11,238,899
	0.000%, 12/01/38
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 –	6/16 at 100.00	Aa3	1,118,859
	AMBAC Insured
30,475	Total Pennsylvania			27,213,696
	Puerto Rico – 1.0% (0.7% of Total Investments)
8,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/29 at 100.00	A+	6,015,187
	2010A, 0.000%, 8/01/33
5,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	4,846,000
	Series 2002, 5.500%, 5/15/39
13,750	Total Puerto Rico			10,861,187
	Rhode Island – 1.7% (1.1% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,
	Series 2002A:
6,450	6.000%, 6/01/23	6/12 at 100.00	BBB	6,650,402
6,240	6.125%, 6/01/32	6/12 at 100.00	BBB	6,278,437
4,850	6.250%, 6/01/42	6/12 at 100.00	BBB	4,855,432
17,540	Total Rhode Island			17,784,271

46 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 5.7% (3.7% of Total Investments)
$ 9,000	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing	12/13 at 100.00	A1	$ 9,376,650
	Assets for Education, Series 2003, 5.250%, 12/01/24
15,445	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series	12/12 at 101.00	AA (4)	17,315,544
	2002, 5.875%, 12/01/17 (Pre-refunded 12/01/12)
2,500	Greenville, South Carolina, Hospital Facilities Revenue Refunding Bonds, Series 2003A, 5.000%,	5/13 at 100.00	AA–	2,553,650
	5/01/25 – AMBAC Insured
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 4.000%,	1/11 at 100.00	A	7,600,152
	1/01/23 – NPFG Insured
1,250	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon	11/12 at 100.00	A3 (4)	1,377,038
	Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
4,750	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon	11/12 at 100.00	A–	4,817,023
	Secours Health System Inc., Series 2002B, 5.625%, 11/15/30
	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue
	Bonds, Palmetto Health Alliance, Series 2003C:
1,335	6.875%, 8/01/27 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	1,546,704
165	6.875%, 8/01/27 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	192,100
4,450	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	5,096,051
550	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	632,940
8,100	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2002A, 5.000%,	10/12 at 100.00	Aa3	8,282,492
	10/01/33 – AMBAC Insured
1,980	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement	5/11 at 101.00	BBB (4)	2,039,538
	Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)
57,125	Total South Carolina			60,829,882
	Tennessee – 0.4% (0.2% of Total Investments)
3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain	7/16 at 100.00	BBB+	3,215,200
	States Health Alliance, Series 2006A, 5.500%, 7/01/36
530	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D,	3/11 at 100.00	A2	535,565
	6.000%, 3/01/19 – AMBAC Insured (Alternative Minimum Tax)
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding
	Bonds, Sumner Regional Health System Inc., Series 2007:
100	5.500%, 11/01/37 (5), (6)	11/17 at 100.00	N/R	41,633
125	5.500%, 11/01/46 (5), (6)	11/17 at 100.00	N/R	52,042
3,955	Total Tennessee			3,844,440
	Texas – 7.4% (4.8% of Total Investments)
5,810	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F,	2/17 at 100.00	AAA	5,827,198
	4.250%, 8/15/36 (UB)
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	4/13 at 101.00	Ca	1,895,452
	Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)
10,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue	5/12 at 101.00	BBB–	10,211,100
	Bonds, Dow Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory put 5/15/17)
	(Alternative Minimum Tax)
1,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	1,029,640
3,345	Fort Worth, Texas, Water and Sewerage Revenue Bonds, Series 2001, 5.625%, 2/15/19	2/12 at 100.00	Aa1 (4)	3,572,661
	(Pre-refunded 2/15/12)
5,000	Gulf Coast Industrial Development Authority, Texas, Waste Disposal Revenue Bonds, Valero Refining	1/11 at 100.00	BBB	4,935,800
	and Marketing Company Project, Series 1997, 5.600%, 12/01/31 (Alternative Minimum Tax)
	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds,
	Memorial Hermann Healthcare System, Series 2004A:
1,000	5.000%, 12/01/20	12/14 at 100.00	A	1,026,710
1,000	5.000%, 12/01/21	12/14 at 100.00	A	1,021,820
2,500	5.125%, 12/01/22	12/14 at 100.00	A	2,555,975

Nuveen Investments 47

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,925	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G,	11/11 at 100.00	A	$ 2,876,855
	5.250%, 11/15/30 – NPFG Insured
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%,	5/14 at 100.00	AA	4,322,800
	5/15/24 – FGIC Insured
10,850	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	4,913,748
	Project, Series 2001B, 0.000%, 9/01/25 – AMBAC Insured
725	Keller Independent School District, Tarrant County, Texas, Unlimited Tax General Obligation	8/11 at 100.00	AAA	746,315
	Refunding Bonds, Series 2001, 5.250%, 8/15/26
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson
	Memorial Hospital Project, Series 2005:
800	5.250%, 8/15/21	No Opt. Call	BBB–	809,512
1,250	5.125%, 8/15/26	No Opt. Call	BBB–	1,200,075
3,100	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008,	1/18 at 100.00	A3	3,272,856
	5.750%, 1/01/38
2,000	Pearland Independent School District, Brazoria County, Texas, Unlimited Tax Schoolhouse Bonds,	2/11 at 100.00	AAA	2,029,200
	Series 2001A, 5.250%, 2/15/22 (Pre-refunded 2/15/11)
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series	11/15 at 100.00	CCC	343,650
	2001C, 5.200%, 5/01/28
2,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University,	No Opt. Call	AA–	2,627,675
	Series 2010, 5.000%, 10/01/41
3,935	Spring Branch Independent School District, Harris County, Texas, Limited Tax Schoolhouse and	2/11 at 100.00	AAA	3,984,227
	Refunding Bonds, Series 2001, 5.125%, 2/01/26 (Pre-refunded 2/01/11)
7,100	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds,	2/17 at 100.00	AA–	7,137,559
	Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)
3,755	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.588%, 4/01/28 (IF)	4/17 at 100.00	Aaa	5,304,163
3,900	Texas, General Obligation Bonds, Veterans Housing Assistance Program Fund II, Series 2001C-1,	12/11 at 101.00	Aaa	3,976,440
	5.200%, 12/01/21 (Alternative Minimum Tax) (UB)
2,905	Weatherford Independent School District, Parker County, Texas, Unlimited Tax School Building	2/11 at 44.73	AAA	1,284,591
	and Refunding Bonds, Series 2001, 0.000%, 2/15/25
4,040	Weatherford Independent School District, Parker County, Texas, Unlimited Tax School Building	2/11 at 44.73	AAA	1,804,910
	and Refunding Bonds, Series 2001, 0.000%, 2/15/25 (Pre-refunded 2/15/11)
89,550	Total Texas			78,710,932
	Utah – 0.6% (0.4% of Total Investments)
6,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,604,617
20	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1997C, 5.600%, 7/01/18	1/11 at 100.00	AAA	20,748
	(Alternative Minimum Tax)
35	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1997E-2, 5.875%, 1/01/19	1/11 at 100.00	Aaa	35,044
	(Alternative Minimum Tax)
6,390	Total Utah			6,660,409
	Virgin Islands – 0.1% (0.1% of Total Investments)
900	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series	1/15 at 100.00	Baa3	835,730
	2007, 4.700%, 7/01/22 (Alternative Minimum Tax)
	Washington – 6.5% (4.3% of Total Investments)
15,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds,	7/12 at 100.00	AA	15,042,600
	Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)
6,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station,	7/12 at 100.00	Aaa	6,472,920
	Series 2002A, 5.750%, 7/01/17 – NPFG Insured
5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series	7/13 at 100.00	Aaa	5,574,850
	2003A, 5.500%, 7/01/16 (UB)

48 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 10,080	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2002,	6/12 at 100.00	AA+	$ 10,891,338
	5.500%, 12/01/16 – FGIC Insured
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+	2,713,150
6,965	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.250%, 9/01/22 – FGIC Insured	9/12 at 100.00	A1	7,371,477
2,820	Skagit County Public Hospital District 1, Washington, General Obligation Bonds, Series 2004A,	12/14 at 100.00	A1	3,085,728
	5.375%, 12/01/19 – NPFG Insured
2,500	Snohomish County, Washington, Limited Tax General Obligation Bonds, Series 2001, 5.125%,	12/11 at 100.00	AA	2,630,325
	12/01/22 – NPFG Insured
3,955	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center,	12/20 at 100.00	Baa2	3,926,405
	Series 2010, 5.500%, 12/01/39 (WI/DD, Settling 11/04/10)
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	7/19 at 100.00	A	5,261,700
	Research Center, Series 2009A, 6.000%, 1/01/33
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and	No Opt. Call	N/R	849,880
	Medical Center of Seattle, Series 2007, 5.700%, 12/01/32
	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds,
	Series 2002:
2,975	6.500%, 6/01/26	6/13 at 100.00	BBB	3,081,208
2,395	6.625%, 6/01/32	6/13 at 100.00	BBB	2,432,530
66,190	Total Washington			69,334,111
	West Virginia – 0.8% (0.5% of Total Investments)
5,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company,	10/11 at 100.00	BBB	5,063,900
	Series 2003L, 5.500%, 10/01/22
1,000	Pleasants County, West Virginia, Pollution Control Revenue Bonds, West Penn Power Company	4/11 at 100.00	Baa2	1,000,510
	Pleasants Station Project, Series 1999E, 5.500%, 4/01/29 – AMBAC Insured (Alternative
	Minimum Tax)
2,355	West Virginia University, Unlimited Tax General Revenue Bonds, Student Fees, Series 2004C,	10/14 at 100.00	Aa3	2,562,570
	5.000%, 10/01/24 – FGIC Insured
8,355	Total West Virginia			8,626,980
	Wisconsin – 2.0% (1.3% of Total Investments)
5,540	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc.,	1/11 at 100.00	A3	5,542,327
	Series 1999A, 5.600%, 2/15/29
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,	1/11 at 100.00	A3	1,045,870
	Inc., Series 2010A, 5.625%, 4/15/39
315	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior	5/16 at 100.00	BBB	274,478
	Healthcare, Series 2006, 5.000%, 5/01/32
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc.,	5/14 at 100.00	BBB+	1,011,040
	Series 2004, 5.750%, 5/01/24
3,215	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/11 at 100.00	A	3,219,180
	Series 1997, 5.625%, 2/15/17 – NPFG Insured
4,530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan	8/16 at 100.00	BBB+	4,282,753
	Healthcare System, Series 2006, 5.250%, 8/15/34
5,300	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB)	5/16 at 100.00	AA	5,663,368
20,900	Total Wisconsin			21,039,016

Nuveen Investments 49

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.3% (0.2% of Total Investments)
$ 2,750	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005,	12/15 at 100.00	BBB+	$ 2,781,349
	5.600%, 12/01/35 (Alternative Minimum Tax)
$ 1,711,434	Total Investments (cost $1,548,371,050) – 153.6%			1,626,731,562
	Floating Rate Obligations – (9.7)%			(102,434,000)
	Other Assets Less Liabilities – 2.1%			22,118,918
	Auction Rate Preferred Shares, at Liquidation Value – (46.0)% (8)			(487,525,000)
	Net Assets Applicable to Common Shares – 100%			$ 1,058,891,480

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Subsequent to the reporting period, the Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.0%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

50 Nuveen Investments

	Nuveen Premium Income Municipal Fund 4, Inc.
NPT	Portfolio of Investments
		October 31, 2010
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 4.9% (3.2% of Total Investments)
$ 5,150	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001, 5.750%, 12/01/16	12/11 at 101.00	A–	$ 5,302,028
11,895	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds,	1/11 at 100.00	Aaa	11,933,419
	Daughters of Charity National Health System – Providence Hospital and St. Vincent’s Hospital,
	Series 1995, 5.000%, 11/01/25 (ETM)
5,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series	11/16 at 100.00	Aa1	5,141,550
	2006C-2, 5.000%, 11/15/39 (UB)
1,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health	11/15 at 100.00	Baa2	924,840
	System Inc., Series 2005A, 5.000%, 11/15/30
1,000	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds,	6/15 at 100.00	BBB	1,012,830
	International Paper Company, Series 2005A, 5.000%, 6/01/25
1,500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds,	1/14 at 100.00	AA+	1,467,960
	Series 2004A, 5.250%, 1/01/23 – AGM Insured
2,325	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds,	5/20 at 100.00	BBB	2,437,460
	International Paper Company Project, Series 2010A, 5.800%, 5/01/34
27,870	Total Alabama			28,220,087
	Alaska – 0.9% (0.6% of Total Investments)
1,665	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A,	12/14 at 100.00	AA	1,721,460
	5.000%, 12/01/30 – FGIC Insured (UB)
3,065	Alaska Municipal Bond Bank Authority, General Obligation Bonds, Series 2003E, 5.250%, 12/01/26	12/13 at 100.00	A+ (4)	3,490,177
	(Pre-refunded 12/01/13) – NPFG Insured
4,730	Total Alaska			5,211,637
	Arizona – 1.4% (0.9% of Total Investments)
5,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/13 at 100.00	A1	5,013,900
	Project, Series 2003A, 5.000%, 7/01/31 – NPFG Insured
3,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc	No Opt. Call	A	2,834,190
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
8,000	Total Arizona			7,848,090
	California – 19.6% (12.9% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue	5/20 at 100.00	A–	1,539,390
	Bonds, Channing House, Series 2010, 6.000%, 5/15/30
10,000	Anaheim Public Finance Authority, California, Public Improvement Project Lease Bonds, Series	9/17 at 100.00	A1	9,034,300
	2007A-1, 4.375%, 3/01/37 – FGIC Insured
17,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist	3/13 at 100.00	A	16,773,728
	Health System/West, Series 2003A, 5.000%, 3/01/33
5,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,	4/16 at 100.00	A+	4,963,550
	Series 2006, 5.000%, 4/01/37
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A,	11/16 at 100.00	Aa3	2,863,402
	5.000%, 11/15/42 (UB)
2,000	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance	8/11 at 102.00	A+	2,052,140
	LLC, Series 2001A, 5.550%, 8/01/31
1,400	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB–	1,387,862
	Series 2010A, 6.400%, 8/15/45
1,220	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/19 at 100.00	A2	1,339,511
	2009I-1, 6.375%, 11/01/34
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	3/20 at 100.00	A2	1,592,790
	2010A-1, 5.750%, 3/01/30
1,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	1,064,120
1,030	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes	10/19 at 100.00	BBB–	1,048,952
	of the West, Series 2010, 6.250%, 10/01/39

Nuveen Investments 51

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds,	1/19 at 100.00	N/R	$ 1,071,630
	Aspire Public Schools, Series 2010, 6.000%, 7/01/40
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity	7/15 at 100.00	BBB	882,430
	Health System, Series 2005A, 5.000%, 7/01/39
1,685	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender	No Opt. Call	Aa3	2,038,934
	Option Bond Trust 3175, 13.358%, 5/15/14 (IF)
19,095	California, General Obligation Bonds, Series 2005, 5.000%, 6/01/33 – CIFG Insured	6/15 at 100.00	A1	19,222,360
4,780	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series	No Opt. Call	AAA	4,635,501
	1995A, 0.000%, 1/01/14 (ETM)
1,000	Glendale Redevelopment Agency, Central Glendale Redevelopment Project, California, Tax	12/16 at 100.00	A–	1,023,020
	Allocation Bonds, Series 2010, 5.500%, 12/01/24
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/13 at 100.00	AAA	1,155,190
	Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2007A-1:
4,000	5.750%, 6/01/47	6/17 at 100.00	BBB	3,199,400
610	5.125%, 6/01/47	6/17 at 100.00	BBB	439,633
3,190	Hillsborough City School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	AAA	1,512,060
	Series 2006B, 0.000%, 9/01/27
360	Jurupa Public Financing Authority, California,Superior Lien Revenue Bonds, Series 2010A,	9/20 at 100.00	AA+	365,148
	5.000%, 9/01/33
540	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	A–	543,721
	California, Series 2010, 5.375%, 3/15/36
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	3,323,565
	Series 2009C, 7.000%, 11/01/34
3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	Baa3	3,329,340
	6.625%, 11/01/29
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation	6/20 at 100.00	A–	2,040,720
	Bonds, Refunding Series 2010, 6.125%, 6/30/37
11,310	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2006A,	7/16 at 100.00	AA+	11,329,227
	4.250%, 7/01/31 – AGM Insured (UB)
670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	8/19 at 100.00	A–	731,312
	Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue
	Refunding Bonds, Series 1997A:
4,430	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	866,951
31,300	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	A	5,287,509
4,000	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water	9/17 at 100.00	AA+	4,404,000
	Project, Tender Option Bond Trust 3030, 17.416%, 9/01/38 – NPFG Insured (IF)
440	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	AA–	454,753
	California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38
1,335	South Gate Public Financing Authority, California, Water Revenue Refunding Bonds, Series	No Opt. Call	A	1,404,113
	1996A, 6.000%, 10/01/12 – FGIC Insured
144,045	Total California			112,920,262
	Colorado – 4.2% (2.7% of Total Investments)
2,000	Colorado Health Facilities Authority, Revenue Refunding Bonds, Catholic Health Initiatives,	9/11 at 100.00	Aa2 (4)	2,081,620
	Series 2001, 5.250%, 9/01/21 (Pre-refunded 9/01/11)
245	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 1999C-3,	4/11 at 105.00	Aa2	268,816
	6.750%, 10/01/21
1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding	12/20 at 100.00	BBB	956,200
	Series 2010, 5.375%, 12/01/40
1,495	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13	No Opt. Call	A+	1,619,324
	(Alternative Minimum Tax)

52 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center
	Hotel, Series 2003A:
$ 2,940	5.000%, 12/01/20 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	$ 3,281,363
10,000	5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	11,161,100
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004,	12/14 at 100.00	AA+ (4)	877,348
	5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private
	Activity Bonds, Series 2010:
1,245	6.000%, 1/15/34	7/20 at 100.00	Baa3	1,321,057
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,502,075
22,045	Total Colorado			24,068,903
	District of Columbia – 1.6% (1.0% of Total Investments)
	District of Columbia, Revenue Bonds, Georgetown University, Series 2001A:
9,670	0.000%, 4/01/26 (Pre-refunded 4/01/11) – NPFG Insured	4/11 at 42.15	A (4)	4,066,138
15,235	0.000%, 4/01/30 (Pre-refunded 4/01/11) – NPFG Insured	4/11 at 32.93	A (4)	5,005,307
24,905	Total District of Columbia			9,071,445
	Florida – 6.5% (4.3% of Total Investments)
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	No Opt. Call	BBB	1,270,300
	Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40
250	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project,	4/19 at 100.00	A–	280,543
	Series 2009B, 7.000%, 4/01/39
5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%,	7/13 at 100.00	Aa3	5,062,600
	7/01/28 – NPFG Insured
5,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport,	10/13 at 100.00	Aa3	5,331,900
	Series 2003A, 5.250%, 10/01/18 – NPFG Insured (Alternative Minimum Tax)
5,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds,	12/10 at 100.00	BB+	5,100,000
	Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)
1,380	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds,	1/11 at 102.00	AA+	1,411,119
	Sunset Bay Apartments, Series 2000-5A, 5.850%, 7/01/20 – AGM Insured (Alternative Minimum Tax)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A,	10/15 at 100.00	A2	1,924,100
	5.000%, 10/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)
5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System	8/17 at 100.00	AA	5,520,405
	Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)
11,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 –	10/18 at 100.00	AA–	11,508,200
	AMBAC Insured
36,335	Total Florida			37,409,167
	Georgia – 4.3% (2.8% of Total Investments)
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	A1	5,034,788
	FGIC Insured
1,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 –	11/19 at 100.00	AA+	1,584,810
	AGM Insured
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,	2/20 at 100.00	A–	2,507,200
	Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30
2,880	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1992B,	No Opt. Call	A+	2,916,518
	8.250%, 1/01/11
5,450	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993B, 5.700%,	No Opt. Call	A1 (4)	6,583,873
	1/01/19 – FGIC Insured (ETM)
6,000	The Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus	8/20 at 100.00	AA+	6,080,520
	Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41
22,730	Total Georgia			24,707,709

Nuveen Investments 53

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.9% (0.6% of Total Investments)
$ 1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health	7/20 at 100.00	A3	$ 995,570
	Obligated Group, Series 2010A, 5.500%, 7/01/40
2,000	Honolulu City and County, Hawaii, General Obligation Refunding and Improvement Bonds, Series	No Opt. Call	Aa1	2,243,680
	1993B, 5.000%, 10/01/13
1,580	Honolulu City and County, Hawaii, General Obligation Refunding and Improvement Bonds, Series	No Opt. Call	Aaa	1,777,389
	1993B, 5.000%, 10/01/13 (ETM)
4,580	Total Hawaii			5,016,639
	Idaho – 0.2% (0.1% of Total Investments)
965	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI,	No Opt. Call	Aa3	1,030,321
	5.650%, 7/01/26
	Illinois – 17.6% (11.6% of Total Investments)
4,000	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A,	No Opt. Call	Aa2	4,423,000
	6.250%, 1/01/15 – NPFG Insured
5,550	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.125%, 1/01/26 – AGM Insured	1/11 at 101.00	AA+	5,574,642
	(Alternative Minimum Tax)
415	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport,	1/16 at 100.00	A1	418,357
	Series 2005A, 5.000%, 1/01/33 – FGIC Insured
	Cook County School District 99, Cicero, Illinois, General Obligation School Bonds, Series 1997:
1,455	8.500%, 12/01/13 – FGIC Insured	No Opt. Call	N/R	1,762,500
1,685	8.500%, 12/01/15 – FGIC Insured	No Opt. Call	N/R	2,203,323
5,920	Illinois Development Finance Authority, GNMA Collateralized Mortgage Revenue Bonds, Greek	4/11 at 105.00	Aaa	6,409,229
	American Nursing Home Committee, Series 2000A, 7.600%, 4/20/40
1,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,042,990
3,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A,	1/18 at 100.00	Baa1	2,925,540
	5.625%, 1/01/37
1,500	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care	No Opt. Call	A+	1,485,570
	Centers, Series 2010, 5.375%, 8/15/40
2,515	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A,	8/14 at 100.00	N/R (4)	2,903,316
	5.250%, 8/15/34 (Pre-refunded 8/15/14)
5,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A,	5/20 at 100.00	A	5,823,345
	6.000%, 5/15/39
500	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	585,935
1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	5/19 at 100.00	A–	1,832,432
	Series 2009C, 6.625%, 11/01/39
5,565	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A,	8/17 at 100.00	BBB	5,375,567
	5.500%, 8/01/37
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB	2,230,840
2,000	7.000%, 8/15/44	8/19 at 100.00	BBB	2,239,320
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA+	527,330
	Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation,	5/19 at 100.00	BBB+	3,124,920
	Series 2009, 6.125%, 5/15/25
1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc.,	5/17 at 100.00	Baa3	952,050
	Refunding Series 2007A, 5.250%, 5/01/34
4,000	Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Refunding Bonds, Sinai	8/13 at 100.00	Aa2	4,064,880
	Health System, Series 2003, 5.150%, 2/15/37
3,000	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002,	5/12 at 100.00	Aaa	3,222,540
	5.500%, 5/15/32 (Pre-refunded 5/15/12)

54 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare,
	Series 2002:
$ 3,000	5.500%, 1/01/22	1/13 at 100.00	Baa1	$ 3,018,030
1,000	5.625%, 1/01/28	1/13 at 100.00	Baa1	996,100
3,930	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System,	No Opt. Call	Aa2	4,403,683
	Series 1993C, 7.000%, 4/01/14
9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington,	No Opt. Call	AAA	11,923,747
	Illinois, General Obligation Bonds, Series 2002, 5.250%, 12/01/19 – AGM Insured (UB)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
9,500	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AAA	7,431,185
4,540	5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	4,625,307
36,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	AAA	6,006,426
3,050	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	Aa3	3,783,617
	Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured
126,625	Total Illinois			101,315,721
	Indiana – 4.9% (3.2% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	AA+	1,063,004
2,705	0.000%, 2/01/25	No Opt. Call	AA+	1,392,994
3,000	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health	8/16 at 100.00	Baa3	2,780,490
	System, Series 2006, 5.250%, 8/01/36
3,965	Indiana Educational Facilities Authority, Revenue Bonds, Butler University, Series 2001,	2/11 at 100.00	A	3,996,006
	5.500%, 2/01/26 – NPFG Insured
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	BBB–	1,128,414
	Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39
1,500	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and	3/20 at 100.00	A–	1,513,755
	Health Services Project, Series 2010, 5.125%, 3/01/30
2,280	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus	No Opt. Call	AA+	2,603,623
	Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured
4,000	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 2003A, 5.000%,	6/13 at 100.00	AA+	4,435,240
	6/01/23 – AGM Insured
6,000	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 2003A, 5.000%, 6/01/24	6/13 at 100.00	AA+ (4)	6,652,860
	(Pre-refunded 6/01/13) – AGM Insured
2,250	Indianapolis, Indiana, Multifamily Housing Revenue Bonds, GMF-Berkley Commons Apartments,	7/20 at 100.00	A+	2,347,898
	Series 2010A, 6.000%, 7/01/40
420	Marion County Convention and Recreational Facilities Authority, Indiana, Excise Tax Lease	1/11 at 100.00	A	420,273
	Rental Revenue Bonds, Series 1997A, 5.000%, 6/01/27 – NPFG Insured
29,120	Total Indiana			28,334,557
	Iowa – 0.6% (0.4% of Total Investments)
400	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A,	8/19 at 100.00	Aa3	437,372
	5.625%, 8/15/37 – AGC Insured
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A,	7/16 at 100.00	BB+	900,100
	5.000%, 7/01/20
2,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2,	12/19 at 100.00	A1	2,083,360
	5.500%, 12/01/25
3,400	Total Iowa			3,420,832

Nuveen Investments 55

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 1.1% (0.7% of Total Investments)
$ 2,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health	No Opt. Call	AA	$ 2,062,220
	Services Corporation, Series 2010A, 5.000%, 1/01/40
600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park	4/20 at 100.00	BBB	614,334
	Mall Project, Series 2010, 5.900%, 4/01/32
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004,	6/14 at 100.00	A	1,793,803
	5.300%, 6/01/31 – NPFG Insured
2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital	No Opt. Call	N/R	1,676,101
	Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex
	Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21
7,330	Total Kansas			6,146,458
	Kentucky – 0.2% (0.1% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro	6/20 at 100.00	Baa2	1,052,810
	Medical Health System, Series 2010A, 6.000%, 6/01/30
	Louisiana – 4.9% (3.3% of Total Investments)
165	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company	11/14 at 100.00	BBB	167,389
	Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)
1,750	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA	6/12 at 105.00	Aaa	1,876,228
	Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A,
	6.500%, 6/20/37
5,150	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our	8/15 at 100.00	A+	5,175,544
	Lady Health System, Series 2005A, 5.250%, 8/15/32
3,800	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/17 at 100.00	Baa1	3,762,646
	Series 2007A, 5.500%, 5/15/47
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
1,480	4.750%, 5/01/39 - AGM Insured (UB)	5/16 at 100.00	AA+	1,508,342
15,820	4.500%, 5/01/41 - FGIC Insured (UB)	5/16 at 100.00	Aa1	15,831,390
170	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660, 15.415%,	5/16 at 100.00	Aa1	170,490
	5/01/34 – FGIC Insured (IF)
28,335	Total Louisiana			28,492,029
	Maine – 0.2% (0.1% of Total Investments)
1,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Series 2010A,	7/20 at 100.00	Aa3	1,288,600
	5.000%, 7/01/40
	Maryland – 1.6% (1.0% of Total Investments)
1,675	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A,	1/11 at 100.00	Aa2	1,678,484
	5.875%, 7/01/16
2,900	Maryland Community Development Administration, Housing Revenue Bonds, Series 1997A, 6.000%,	1/11 at 100.00	Aa2	2,903,306
	7/01/39 (Alternative Minimum Tax)
50	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health,	8/14 at 100.00	A2	51,878
	Series 2004, 5.375%, 8/15/24
2,135	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland	7/16 at 100.00	A	2,105,238
	Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured
2,315	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development	1/11 at 100.00	Aaa	2,318,727
	Bonds, Series 2000B, 6.125%, 7/01/20 (Alternative Minimum Tax)
9,075	Total Maryland			9,057,633

56 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 1.7% (1.1% of Total Investments)
$ 2,805	Massachusetts Development Finance Agency, Revenue Bonds, Curry College, Series 2005A, 5.000%,	3/15 at 100.00	BBB	$ 2,739,195
	3/01/35 – ACA Insured
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007,	10/12 at 102.00	N/R	866,360
	5.250%, 10/01/26
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital	7/15 at 100.00	BB–	788,760
	Project, Series 2005D, 5.375%, 7/01/35
1,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk	7/19 at 100.00	BBB	2,014,912
	University Issue, Series 2009A, 5.750%, 7/01/39
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%,	2/17 at 100.00	AA+	3,485,998
	8/01/46 – AGM Insured (UB)
10,170	Total Massachusetts			9,895,225
	Michigan – 7.6% (5.0% of Total Investments)
625	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010,	11/20 at 100.00	AA	642,844
	5.000%, 11/01/30
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%,	7/15 at 100.00	A1	5,924,160
	7/01/35 – NPFG Insured
8,915	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 1997A, 5.000%,	1/11 at 100.00	Aa3	8,917,140
	7/01/27 – NPFG Insured
5,400	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%,	7/16 at 100.00	A1	5,056,452
	7/01/34 – FGIC Insured
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote	6/20 at 100.00	AAA	1,516,455
	Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (WI/DD, Settling 11/02/10) –
	AGM Insured
5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II,	10/13 at 100.00	Aa3	5,082,350
	5.000%, 10/15/29 – NPFG Insured
10,500	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center	2/11 at 100.00	Ba3	10,262,070
	Obligated Group, Series 1998A, 5.250%, 8/15/23
3,210	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	A1	3,331,306
	Refunding Series 2009, 5.750%, 11/15/39
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series	5/15 at 100.00	AAA	1,167,810
	2005, 5.000%, 5/15/30 (Pre-refunded 5/15/15)
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series	12/16 at 100.00	AA	2,062,340
	2006A, 5.000%, 12/01/31 (UB)
44,150	Total Michigan			43,962,927
	Minnesota – 1.4% (1.0% of Total Investments)
3,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/11 at 100.00	AAA	3,530,240
	Series 2001A, 5.250%, 1/01/25 (Pre-refunded 1/01/11) – FGIC Insured
2,875	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	8/16 at 100.00	N/R	2,604,693
	Project, Series 2007-1, 5.000%, 8/01/36
2,315	Washington County Housing & Redevelopment Authority, Minnesota, Hospital Facility Revenue	11/10 at 100.00	BB+	2,209,066
	Bonds, Healtheast Project, Series 1998, 5.500%, 11/15/27
8,690	Total Minnesota			8,343,999
	Mississippi – 2.2% (1.4% of Total Investments)
1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	4/11 at 100.00	BBB	1,005,000
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
2,975	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/14 at 100.00	AA	3,088,318
	Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)
5,180	Mississippi, General Obligation Refunding Bonds, Series 2002A, 5.500%, 12/01/18	No Opt. Call	AA	6,404,345
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company	9/18 at 100.00	BBB	1,103,710
	Project, Series 2008A, 6.500%, 9/01/32
900	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company	5/20 at 100.00	BBB	948,375
	Project, Series 2010A, 5.800%, 5/01/34
11,055	Total Mississippi			12,549,748

Nuveen Investments 57

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 1.0% (0.7% of Total Investments)
$ 1,450	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue	6/17 at 100.00	N/R	$ 1,341,642
	Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36
1,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior	2/14 at 100.00	N/R	1,001,680
	Services – Heisinger Project, Series 2004, 5.500%, 2/01/35
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri,	10/19 at 100.00	A–	1,045,110
	Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
2,450	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series	5/13 at 100.00	AA	2,577,817
	2003, 5.125%, 5/15/24
5,900	Total Missouri			5,966,249
	Nevada – 2.5% (1.6% of Total Investments)
4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	4,306,640
7,000	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003,	7/13 at 100.00	AA–	7,388,920
	5.000%, 7/01/23 – AMBAC Insured
5,425	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas	No Opt. Call	D	501,596
	Monorail Project, First Tier, Series 2000, 0.000%, 1/01/25 – AMBAC Insured
1,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A,	6/19 at 100.00	A	2,015,673
	8.000%, 6/15/30
18,125	Total Nevada			14,212,829
	New Jersey – 4.2% (2.7% of Total Investments)
500	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The	1/18 at 100.00	N/R	448,860
	Evergreens Project, Series 2007, 5.625%, 1/01/38
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident
	Group-Montclair Properties LLC, Montclair State University Student Housing Project,
	Series 2010A:
835	5.750%, 6/01/31	6/20 at 100.00	Baa3	876,366
3,000	5.875%, 6/01/42	6/20 at 100.00	Baa3	3,148,920
880	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	1,067,845
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
300	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	375,648
2,345	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	2,682,446
8,920	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/12 at 100.00	AAA	9,479,552
	Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)
3,995	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/13 at 100.00	AAA	4,618,699
	Series 2003, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
1,710	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/17 at 100.00	BBB	1,265,554
	Series 2007-1A, 4.750%, 6/01/34
22,485	Total New Jersey			23,963,890
	New Mexico – 0.3% (0.2% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida Llena	7/20 at 100.00	N/R	1,522,245
	Project, Series 2010A, 6.125%, 7/01/40
	New York – 3.9% (2.6% of Total Investments)
855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	4/17 at 100.00	N/R	784,428
	Schools, Series 2007A, 5.000%, 4/01/32
	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,087,004
3,065	6.250%, 7/15/40	No Opt. Call	BBB–	3,328,253
4,070	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%,	2/17 at 100.00	A	3,907,444
	2/15/47 – NPFG Insured
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B,	11/19 at 100.00	AA	1,066,640
	5.000%, 11/15/34

58 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 2,000	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds,	1/20 at 100.00	AA	$ 2,041,820
	Bank of America Tower at One Bryant Park Project, Series 2010, 5.125%, 1/15/44
2,500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and	6/12 at 100.00	AA–	2,646,150
	State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/18
6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	No Opt. Call	A	6,789,563
	Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)
21,685	Total New York			22,651,302
	North Carolina – 2.8% (1.9% of Total Investments)
750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds,	1/17 at 100.00	AA–	777,473
	Carolinas Health Care, Series 2007A, 5.000%, 1/15/31
2,445	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional	2/14 at 100.00	AA+	2,701,138
	Facilities, Series 2004A, 5.000%, 2/01/21
2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1992, 6.000%,	No Opt. Call	A	2,018,460
	1/01/11 – NPFG Insured
10,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%,	1/13 at 100.00	A	10,793,800
	1/01/18 – NPFG Insured
15,195	Total North Carolina			16,290,871
	Ohio – 3.8% (2.5% of Total Investments)
5,380	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/17 at 100.00	BBB	4,701,152
	Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
2,000	5.250%, 11/01/29 (WI/DD, Settling 11/04/10)	11/20 at 100.00	BBB+	1,964,620
3,000	5.750%, 11/01/40 (WI/DD, Settling 11/04/10)	11/20 at 100.00	BBB+	3,015,840
8,065	Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A, 5.000%, 1/01/31 – AGM Insured	1/11 at 100.00	AA+	8,068,549
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/21 at 100.00	BBB	3,112,626
	Services, Improvement Series 2010A, 5.625%, 7/01/26
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation	No Opt. Call	BBB–	869,800
	Project, Series 2009E, 5.625%, 10/01/19
22,285	Total Ohio			21,732,587
	Oklahoma – 1.0% (0.7% of Total Investments)
170	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan	3/11 at 100.00	Aaa	171,037
	Program, Series 2000C-2, 6.200%, 9/01/28 (Alternative Minimum Tax)
5,615	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health	12/16 at 100.00	AA	5,721,461
	System, Series 2006, 5.000%, 12/15/36 (UB)
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health	12/16 at 100.00	AA	91,036
	System, Series 2008, Trust 3500, 8.333%, 6/15/30 (IF)
5,873	Total Oklahoma			5,983,534
	Pennsylvania – 1.6% (1.1% of Total Investments)
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds,	3/17 at 100.00	BBB	456,315
	School Lane Charter School, Series 2007A, 5.000%, 3/15/37
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social	1/19 at 100.00	N/R	1,056,770
	Ministries Project, Series 2009, 6.125%, 1/01/29
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	No Opt. Call	BBB–	623,586
	Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43
5,490	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	12/16 at 100.00	AA+	5,459,805
	Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System	5/20 at 100.00	AA	1,645,051
	Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40
9,185	Total Pennsylvania			9,241,527

Nuveen Investments 59

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 2.4% (1.6% of Total Investments)
$ 12,390	Puerto Rico, General Obligation and Public Improvement Refunding Bonds, Series 1997, 6.500%,	No Opt. Call	A	$ 13,773,713
	7/01/13 – NPFG Insured
	Rhode Island – 2.6% (1.7% of Total Investments)
15,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,	6/12 at 100.00	BBB	15,016,798
	Series 2002A, 6.250%, 6/01/42
	South Carolina – 3.8% (2.5% of Total Investments)
4,120	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds,	8/14 at 100.00	A	4,405,640
	Series 2004A, 5.250%, 2/15/23 – NPFG Insured
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991:
5,000	6.250%, 1/01/21 – FGIC Insured	No Opt. Call	A	6,148,700
5,750	4.000%, 1/01/23 – NPFG Insured	1/11 at 100.00	A	5,750,115
5,085	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Refunding Bonds, Series	No Opt. Call	A	5,507,716
	1998A, 5.500%, 1/01/13 – NPFG Insured
19,955	Total South Carolina			21,812,171
	South Dakota – 0.3% (0.2% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley	11/14 at 100.00	AA–	1,806,368
	Hospitals, Series 2004A, 5.500%, 11/01/31
	Tennessee – 0.6% (0.4% of Total Investments)
5,075	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue	1/17 at 30.07	A–	870,870
	Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41
2,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	3/13 at 100.00	N/R	1,924,980
	Wellmont Health System, Refunding Series 2006A, 5.440%, 9/01/32
680	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/16 at 100.00	BBB+	668,617
	Wellmont Health System, Series 2006C, 5.250%, 9/01/36
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding
	Bonds, Sumner Regional Health System Inc., Series 2007:
108	5.500%, 11/01/37 (5), (6)	11/17 at 100.00	N/R	44,756
125	5.500%, 11/01/46 (5), (6)	11/17 at 100.00	N/R	52,042
7,988	Total Tennessee			3,561,265
	Texas – 20.4% (13.4% of Total Investments)
3,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc.,	12/12 at 100.00	CCC+	2,307,960
	Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)
5,440	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F,	2/17 at 100.00	Aaa	5,456,102
	4.250%, 8/15/36 (UB)
2,250	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Series 2004B, 5.000%,	11/14 at 100.00	AA+	2,266,628
	11/01/27 – AGM Insured (Alternative Minimum Tax)
8,000	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds,	11/11 at 100.00	A+	8,234,160
	Series 2001A, 5.875%, 11/01/19 – NPFG Insured (Alternative Minimum Tax)
6,000	Garland Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Legacy Pointe	12/11 at 101.00	N/R	6,020,580
	Apartments, Series 2000, 7.500%, 6/01/40 (Alternative Minimum Tax)
7,000	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds,	11/13 at 100.00	AA	7,150,290
	TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured
28,305	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	10,458,131
	Project, Series 2001B, 0.000%, 9/01/28 – AMBAC Insured
7,500	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A,	No Opt. Call	AA+ (4)	9,705,825
	5.750%, 12/01/32 – AGM Insured (ETM)
33,505	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/14 at 25.08	AAA	6,978,756
	Bonds, Series 2006, 0.000%, 8/15/39

60 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Montgomery Independent School District, Montgomery County, Texas, Unlimited Tax School
	Building and Refunding Bonds, Series 2001:
$ 730	5.500%, 2/15/21	2/11 at 100.00	AAA	$ 739,439
760	5.500%, 2/15/23	2/11 at 100.00	AAA	769,675
	Montgomery Independent School District, Montgomery County, Texas, Unlimited Tax School
	Building and Refunding Bonds, Series 2001:
1,570	5.500%, 2/15/21 (Pre-refunded 2/15/11)	2/11 at 100.00	Aaa	1,594,351
1,640	5.500%, 2/15/23 (Pre-refunded 2/15/11)	2/11 at 100.00	Aaa	1,665,436
	Mt. Pleasant Independent School District, Titus County, Texas, General Obligation Refunding
	Bonds, Series 2001:
3,025	5.000%, 2/15/26	8/11 at 100.00	Aaa	3,105,556
2,300	5.125%, 2/15/31	8/11 at 100.00	Aaa	2,352,624
700	Mt. Pleasant Independent School District, Titus County, Texas, General Obligation Refunding	8/11 at 100.00	Aaa	727,118
	Bonds, Series 2001, 5.125%, 2/15/31 (Pre-refunded 8/15/11)
1,100	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Series 2008A,	1/18 at 100.00	AA+	1,205,644
	5.750%, 1/01/40 – AGC Insured
2,500	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008,	1/18 at 100.00	A3	2,639,400
	5.750%, 1/01/38
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,218,437
6,000	Raven Hills Higher Education Corporation, Texas, Student Housing Revenue Bonds, Angelo State	8/12 at 100.00	N/R (4)	6,441,120
	University – Texan Hall LLC, Series 2002A, 5.000%, 8/01/25 (Pre-refunded 8/01/12) –
	NPFG Insured
3,410	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park	12/12 at 100.00	AAA	3,952,633
	Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/12)
1,800	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series	10/12 at 100.00	BBB	1,847,250
	2002A, 5.750%, 10/01/21 – RAAI Insured
5,200	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds,	2/17 at 100.00	AA–	5,227,508
	Texas Health Resources, Series 2007, 5.000%, 2/15/36 (UB)
250	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds,	2/17 at 100.00	AA–	255,288
	Texas Health Resources, Series 2008, Trust 1031, 17.255%, 2/15/30 (IF)
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	8/20 at 100.00	A1	2,940,113
	Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45
1,505	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior	No Opt. Call	A	1,693,607
	Lien Series 2008D, 6.250%, 12/15/26
1,620	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE	12/19 at 100.00	Baa2	1,763,969
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009,
	6.875%, 12/31/39
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	2,194,140
1,500	7.000%, 6/30/40	6/20 at 100.00	Baa3	1,636,275
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public	8/17 at 100.00	BBB	923,680
	School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured
3,395	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.588%, 4/01/28 (IF)	4/17 at 100.00	Aaa	4,795,641
8,500	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds,	1/11 at 100.00	Aaa	9,021,730
	Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)
155,495	Total Texas			117,289,066
	Utah – 2.4% (1.6% of Total Investments)
4,845	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community	12/10 at 100.00	N/R	4,687,538
	Hospital Project, Series 1998, 5.750%, 12/15/18

Nuveen Investments 61

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
$ 4,755	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Series 1996A,	1/11 at 100.00	Aa3 (4)	$ 5,028,650
	6.150%, 7/01/14 (ETM)
425	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000G, 5.875%, 7/01/27	1/11 at 100.00	AA	443,624
	(Alternative Minimum Tax)
	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001C:
875	5.500%, 1/01/18 (Alternative Minimum Tax)	1/11 at 100.00	AA–	893,200
395	5.650%, 1/01/21 (Alternative Minimum Tax)	1/11 at 100.00	Aaa	395,849
810	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis	7/20 at 100.00	BBB–	832,316
	Preparatory Academy, Series 2010, 6.375%, 7/15/40
1,555	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BBB–	1,592,102
	School, Series 2010A, 6.375%, 7/15/40
13,660	Total Utah			13,873,279
	Virgin Islands – 0.5% (0.4% of Total Investments)
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate	10/19 at 100.00	Baa3	264,303
	Lien Series 2009A, 6.000%, 10/01/39
2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project,	10/19 at 100.00	BBB	2,796,423
	Series 2009A, 6.750%, 10/01/37
2,730	Total Virgin Islands			3,060,726
	Virginia – 1.4% (0.9% of Total Investments)
8,190	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002, 5.000%, 1/15/35 –	1/13 at 100.00	Aa3	8,283,284
	AMBAC Insured
	Washington – 3.9% (2.5% of Total Investments)
220	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric	1/15 at 100.00	Aa3 (4)	254,940
	Development, Series 2005A, 5.000%, 1/01/34 (Pre-refunded 1/01/15) – FGIC Insured
5,780	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric	1/15 at 100.00	AA–	5,916,061
	Development, Series 2005A, 5.000%, 1/01/34 – FGIC Insured
1,500	Snohomish County School District 6, Mukilteo, Washington, Unlimited Tax General Obligation and	No Opt. Call	Aa2	1,648,710
	Refunding Bonds, Series 1993, 5.700%, 12/01/12 – FGIC Insured
4,155	Tacoma, Washington, Electric System Revenue Refunding Bonds, Series 2001A, 5.750%, 1/01/20	1/11 at 101.00	AA+ (4)	4,236,023
	(Pre-refunded 1/01/11) – AGM Insured
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	7/19 at 100.00	A	2,104,680
	Research Center, Series 2009A, 6.000%, 1/01/33
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Harrison Memorial Hospital,	8/13 at 102.00	N/R	931,810
	Series 1998, 5.000%, 8/15/28 – AMBAC Insured
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and	No Opt. Call	N/R	1,699,760
	Medical Center of Seattle, Series 2007, 5.700%, 12/01/32
1,460	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/17 at 100.00	BBB	1,486,119
	Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured
3,855	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/13 at 100.00	BBB	3,992,624
	Series 2002, 6.500%, 6/01/26
21,970	Total Washington			22,270,727
	West Virginia – 0.4% (0.2% of Total Investments)
1,950	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical	9/19 at 100.00	A2	2,051,732
	Center, Series 2009A, 5.625%, 9/01/32
	Wisconsin – 3.6% (2.4% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc.,	2/19 at 100.00	A3	845,497
	Series 2009, 5.875%, 2/15/39
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	N/R	979,280
	Inc., Series 2010B, 5.000%, 4/01/30
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of	1/11 at 100.00	A+	500,420
	Wisconsin Inc., Series 1996, 5.500%, 12/01/26 – NPFG Insured

62 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 7,150	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Healthcare	2/12 at 101.00	A+	$ 7,157,079
	Inc., Series 2002A, 5.250%, 2/15/32 – NPFG Insured
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan
	Healthcare System, Series 2006:
5,000	5.250%, 8/15/21	8/16 at 100.00	BBB+	5,122,450
1,000	5.250%, 8/15/34	8/16 at 100.00	BBB+	945,420
5,000	Wisconsin State, General Obligation Bonds, Series 2006, 4.750%, 5/01/25 – FGIC Insured (UB)	5/16 at 100.00	AA	5,342,800
20,465	Total Wisconsin			20,892,946
	Wyoming – 0.3% (0.2% of Total Investments)
1,720	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company	8/19 at 100.00	A2	1,863,621
	Project, Series 2006, 5.250%, 7/15/26
$ 981,901	Total Investments (cost $842,760,792) – 152.2%			876,485,529
	Floating Rate Obligations – (10.4)%			(59,703,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.5)% (7)			(262,200,000)
	Other Assets Less Liabilities – 3.7%			21,366,247
	Net Assets Applicable to Common Shares – 100%			$ 575,948,776

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.9%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 63

Statement of
Assets & Liabilities
	October 31, 2010

	Premium Income	Premium Income 2	Premium Income 4
	(NPI)	(NPM)	(NPT)
Assets
Investments, at value (cost $1,380,010,505,
$1,548,371,050 and $842,760,792, respectively)	$1,418,455,487	$1,626,731,562	$876,485,529
Cash	10,323,691	3,414,343	12,955,356
Receivables:
Interest	21,550,697	23,024,174	13,949,995
Investments sold	12,873,350	7,894,842	2,452,611
Deferred offering costs	—	—	1,880,972
Other assets	313,904	366,318	362,685
Total assets	1,463,517,129	1,661,431,239	908,087,148
Liabilities
Floating rate obligations	124,294,000	102,434,000	59,703,000
Payables:
Investments purchased	8,917,811	5,903,573	6,481,758
Auction Rate Preferred share dividends	24,528	31,014	—
Common share dividends	4,192,755	4,726,876	2,823,291
Offering costs	—	—	242,356
Variable Rate Demand Preferred shares, at liquidation value	—	—	262,200,000
Accrued expenses:
Management fees	732,446	829,048	420,667
Other	576,829	1,090,248	267,300
Total liabilities	138,738,369	115,014,759	332,138,372
Auction Rate Preferred shares, at liquidation value	400,650,000	487,525,000	—
Net assets applicable to Common shares	$924,128,760	$1,058,891,480	$575,948,776
Common shares outstanding	63,884,110	70,692,851	43,263,741
Net asset value per Common share outstanding
(net assets applicable to Common shares,
divided by Common shares outstanding)	$14.47	$14.98	$13.31
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$638,841	$706,929	$432,637
Paid-in surplus	905,928,093	999,224,647	573,155,417
Undistributed (Over-distribution of) net investment income	16,148,981	15,014,208	9,091,690
Accumulated net realized gain (loss)	(37,032,137)	(34,414,816)	(40,455,705)
Net unrealized appreciation (depreciation)	38,444,982	78,360,512	33,724,737
Net assets applicable to Common shares	$924,128,760	$1,058,891,480	$575,948,776
Authorized shares:
Common	200,000,000	200,000,000	200,000,000
Auction Rate Preferred	1,000,000	1,000,000	1,000,000
Variable Rate Demand Preferred	—	—	Unlimited

See accompanying notes to financial statements.

64 Nuveen Investments

Statement of
Operations
	Year Ended October 31, 2010

	Premium Income	Premium Income 2	Premium Income 4
	(NPI)	(NPM)	(NPT)
Investment Income	$74,289,217	$83,109,932	$47,167,003
Expenses
Management fees	8,579,339	9,639,380	5,342,947
Auction fees	600,976	731,288	342,021
Dividend disbursing agent fees	60,000	109,986	53,178
Shareholders’ servicing agent fees and expenses	116,821	62,249	56,762
Interest expense and amortization of offering costs	789,614	695,520	1,095,627
Liquidity fees	—	—	1,991,335
Custodian’s fees and expenses	218,156	269,345	146,102
Directors’ fees and expenses	41,681	47,802	23,411
Professional fees	209,780	176,540	87,876
Shareholders’ reports – printing and mailing expenses	254,967	167,591	194,760
Stock exchange listing fees	21,618	21,589	14,654
Other expenses	4,592	73,245	13,551
Total expenses before custodian fee credit	10,897,544	11,994,535	9,362,224
Custodian fee credit	(12,668)	(5,659)	(14,335)
Net expenses	10,884,876	11,988,876	9,347,889
Net investment income	63,404,341	71,121,056	37,819,114
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	80,865	262,957	2,772,683
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of
investment restrictions	—	—	240
Change in net unrealized appreciation (depreciation) of investments	41,929,740	49,908,999	27,449,019
Net realized and unrealized gain (loss)	42,010,605	50,171,956	30,221,942
Distributions to Auction Rate Preferred Shareholders
From net investment income	(1,613,244)	(1,960,497)	(411,168)
Decrease in net assets applicable to Common shares from
distributions to Auction Rate Preferred shareholders	(1,613,244)	(1,960,497)	(411,168)
Net increase (decrease) in net assets applicable to Common shares
from operations	$103,801,702	$119,332,515	$67,629,888

See accompanying notes to financial statements.

Nuveen Investments 65

Statement of
Changes in Net Assets
	Premium Income (NPI)		Premium Income 2 (NPM)		Premium Income 4 (NPT)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09
Operations
Net investment income	$63,404,341	$63,405,736	$71,121,056	$42,387,921	$37,819,114	$39,500,335
Net realized gain (loss) from:
Investments	80,865	698,560	262,957	(624,684)	2,772,683	(164,101)
Forward swaps	—	(12,560,000)	—	—	—	—
Net increase from payments by the
Adviser for losses realized on the
disposal of investments purchased
in violation of investment
restrictions	—	—	—	—	240	—
Change in net unrealized appreciation
(depreciation) of:
Investments	41,929,740	116,676,462	49,908,999	89,299,077	27,449,019	79,097,537
Forward swaps	—	3,082,340	—	—	—	—
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	(1,613,244)	(3,246,414)	(1,960,497)	(2,280,590)	(411,168)	(2,265,160)
Net increase (decrease) in net assets
applicable to Common shares
from operations	103,801,702	168,056,684	119,332,515	128,781,724	67,629,888	116,168,611
Distributions to Common Shareholders
From net investment income	(56,435,904)	(49,497,495)	(62,218,560)	(31,697,528)	(35,849,021)	(30,222,465)
Decrease in net assets applicable to
Common shares from distributions
to Common shareholders	(56,435,904)	(49,497,495)	(62,218,560)	(31,697,528)	(35,849,021)	(30,222,465)
Capital Share Transactions
Common shares:
Issued in the Reorganization(1)	—	—	—	428,707,039	—	—
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	1,421,771	—	—	—	355,536	—
Repurchased and retired	—	—	(1,587,980)	(28,350)	—	—
Net increase (decrease) in net assets
applicable to Common shares
from capital share transactions	1,421,771	—	(1,587,980)	428,678,689	355,536	—
Net increase (decrease) in net assets
applicable to Common shares	48,787,569	118,559,189	55,525,975	$525,762,885	32,136,403	$85,946,146
Net assets applicable to Common
shares at the beginning of year	875,341,191	756,782,002	1,003,365,505	477,602,620	543,812,373	457,866,227
Net assets applicable to Common
shares at the end of year	$924,128,760	$875,341,191	$1,058,891,480	$1,003,365,505	$575,948,776	$543,812,373
Undistributed (Over-distribution of)
net investment income at the
end of year	$16,148,981	$10,830,804	$15,014,208	$8,088,876	$9,091,690	$7,564,727
(1) Common shares issued in the Reorganization of Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF).

See accompanying notes to financial statements.

66 Nuveen Investments

Statement of
Cash Flows
	Year Ended October 31, 2010

	Premium	Premium
	Income	Income 4
	(NPI)	(NPT)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares
from Operations	$103,801,702	$67,629,888
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(89,233,273)	(140,919,075)
Proceeds from sales and maturities of investments	97,209,367	138,178,782
Proceeds from (Purchases of) short-term investments, net	(7,000,000)	—
Amortization (Accretion) of premiums and discounts, net	(3,489,571)	(2,353,452)
(Increase) Decrease in receivable for interest	315,924	(65,638)
(Increase) Decrease in receivable for investments sold	(10,072,146)	8,603,222
(Increase) Decrease in other assets	(35,298)	(144,897)
Increase (Decrease) in payable for investments purchased	8,917,811	2,333,680
Increase (Decrease) in payable for Auction Rate Preferred share dividends	5,373	(12,889)
Increase (Decrease) in accrued management fees	(101)	(27,454)
Increase (Decrease) in accrued other liabilities	12,189	18,969
Net realized (gain) loss from investments	(80,865)	(2,772,683)
Change in net unrealized (appreciation) depreciation of investments	(41,929,740)	(27,449,019)
Net realized (gain) loss from paydowns	—	44
Taxes paid on undistributed capital gains	(4,245)	(636)
Net cash provided by (used in) operating activities	58,417,127	43,018,842
Cash Flows from Financing Activities:
Cash distributions paid to Common shareholders	(54,628,100)	(35,273,444)
(Increase) Decrease in deferred offering costs	—	(1,880,972)
Increase (Decrease) in payable for offering costs	—	242,356
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value	—	(259,050,000)
Increase (Decrease) in Variable Rate Demand Preferred shares, at liquidation value	—	262,200,000
Net cash provided by (used in) financing activities	(54,628,100)	(33,762,060)
Net Increase (Decrease) in Cash	3,789,027	9,256,782
Cash at the beginning of year	6,534,664	3,698,574
Cash at the End of Year	$10,323,691	$12,955,356
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $1,421,771 and $355,536 for Premium Income (NPI) and
Premium Income 4 (NPT), respectively.
	Premium	Premium
	Income	Income 4
	(NPI)	(NPT)
Cash paid for interest (excluding amortization of offering costs, where applicable)	$789,614	$1,055,599

See accompanying notes to financial statements.

Nuveen Investments 67

Notes to
Financial Statements

1. General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share New York Stock Exchange (“NYSE”) symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

During the fiscal year ended October 31, 2009, Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF) were reorganized into Premium Income 2 (NPM) (collectively, the “Reorganizations”).

Each of these Funds called a special meeting of shareholders, originally scheduled in each case for May 15, 2009, to vote on the Reorganizations. Those meetings were subsequently adjourned to and reconvened in June and July, at which time, shareholders of each of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Premium Income 2 (NPM) approved its respective Reorganization, with more than 80% of participating shares of each fund voting in favor of the Reorganization.

After the close of business on October 16, 2009, Premium Income 2 (NPM) acquired all the net assets of Florida Investment Quality (NQF) and Florida Quality Income (NUF) pursuant to the plan of Reorganizations described above. The acquisition was accomplished by a tax-free exchange of Florida Investment Quality (NQF) and Florida Quality Income (NUF) Common shares for Premium Income 2 (NPM) Common shares. On October 16, 2009, the net assets of Florida Investment Quality (NQF) and Florida Quality Income (NUF) were $227,077,390 and $201,629,650, respectively. Florida Investment Quality’s (NQF) and Florida Quality Income’s (NUF) net assets applicable to Common shares at that date included $10,786,142 and $8,057,306 of net unrealized appreciation, respectively. Each Fund’s net unrealized appreciation was combined with that of Premium Income 2 (NPM). The combined net assets applicable to Common shares of Premium Income 2 (NPM) immediately after the acquisition were $1,011,235,268. For accounting and performance reporting purposes, Premium Income 2 (NPM) is the survivor. Prior to the Reorganizations, each of Florida Investment Quality (NQF) and Florida Quality Income (NUF) established a reserve for certain costs and expenses associated with the Reorganizations, including amounts estimated for the advancement of legal costs in connection with legal proceedings brought by a shareholder of the funds challenging the Reorganizations. The amount of such reserve is recognized as a component of “Accrued other expenses” on the Statement of Assets and Liabilities for Premium Income 2 (NPM).

The securities acquired through the Reorganization matched the investment parameters and strategies of Premium Income 2 (NPM) and required little immediate portfolio activity. However, as a result of the Reorganization, Premium Income 2’s (NPM) concentration of Florida municipal bonds rose substantially. During the fiscal year ended October 31, 2010, Premium Income 2’s (NPM) exposure to Florida municipal bonds was reduced and as of October 31, 2010, Florida municipal bonds represented 31.3% of Premium Income 2’s (NPM) total investments.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2, which is usually the case for municipal bonds.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market

68 Nuveen Investments

price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2010, Premium Income (NPI), Premium Income 2 (NPM) and Premium Income 4 (NPT) had outstanding when-issued/delayed delivery purchase commitments of $8,917,811, $4,902,061 and $6,481,758, respectively.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). The following Funds have issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction

Nuveen Investments 69

Notes to
Financial Statements (continued)

agent, and is payable at the end of each rate period. As of October 31, 2010, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

	Premium	Premium
	Income	Income 2
	(NPI)	(NPM)
Number of shares:
Series M	2,900	1,600
Series M2	1,526	1,379	*
Series T	2,900	2,401
Series T2	—	2,683	*
Series W	2,900	1,600
Series TH	2,901	2,401
Series TH2	—	1,379	*
Series F	2,899	1,601
Series F2	—	1,504
Series F3	—	1,915	*
Series F4	—	1,038	*
Total	16,026	19,501
* ARPS issued in the Reorganization of Florida Investment Quality (NQF) and Florida Quality Income (NUF).

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of October 31, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI)	(NPM)	(NPT)
ARPS redeemed, at liquidation value	$124,350,000	$108,475,000	$338,400,000

During the fiscal year ended October 31, 2010, lawsuits pursuing claims made in a demand letter alleging that Premium Income’s (NPI) and Premium Income 2’s (NPM) Board of Directors breached their fiduciary duties related to the redemption at par of their ARPS had been filed on behalf of shareholders of Premium Income (NPI) and Premium Income 2 (NPM), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested director, and current and former officers of Premium Income (NPI) and Premium Income 2 (NPM). Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. Premium Income (NPI) and Premium Income 2 (NPM) believe that these lawsuits will not have a material effect on them or on the Adviser’s ability to serve as investment adviser to them.

Variable Rate Demand Preferred Shares

Premium Income 4 (NPT) has issued and outstanding 2,622 Series 1 Variable Rate Demand Preferred (“VRDP”) Shares, $100,000 liquidation value per share. The Fund issued its VRDP Shares in a privately negotiated offering in March 2010. Proceeds of the Fund’s offering were used to redeem all of the Fund’s outstanding ARPS. The VRDP Shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and have a maturity date of March 1, 2040.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

70 Nuveen Investments

Premium Income 4 (NPT) had all $262,200,000 of its VRDP Shares outstanding during the period March 18, 2010 (issuance date of shares) through October 31, 2010, with an annualized dividend rate of 0.44%.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, which is recognized as “Liquidity fees” on the Statement of Operations.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2010, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:
	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI)	(NPM)	(NPT)
Maximum exposure to Recourse Trusts	$8,635,000	$5,570,000	$12,000,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2010, were as follows:

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI)	(NPM)	(NPT)
Average floating rate obligations outstanding	$124,294,000	$102,434,000	$59,703,000
Average annual interest rate and fees	0.64%	0.68%	0.57%

Nuveen Investments 71

Notes to
Financial Statements (continued)

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not enter into forward interest rate swap transactions during the fiscal year ended October 31, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Premium Income 4 (NPT) in connection with its offering of VRDP Shares ($1,921,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares. The Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.

72 Nuveen Investments

The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2010:

Premium Income (NPI)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,411,231,708	$223,779	$1,411,455,487
Short-Term Investments	—	7,000,000	—	7,000,000
Total	$—	$1,418,231,708	$223,779	$1,418,455,487

Premium Income 2 (NPM)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,626,045,012	$686,550	$1,626,731,562

Premium Income 4 (NPT)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$876,388,731	$96,798	$876,485,529

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI)	(NPM)	(NPT)
	Level 3	Level 3	Level 3
	Municipal	Municipal	Municipal
	Bonds	Bonds	Bonds
Balance at the beginning of year	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—
Net purchases at cost (sales at proceeds)	—	—	—
Net discounts (premiums)	—	—	—
Net transfers in to (out of) at end of year fair value	223,779	686,550	96,798
Balance at the end of year	$223,779	$686,550	$96,798

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end as follows:

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI)	(NPM)	(NPT)
Level 3 net unrealized appreciation (depreciation)	$2,318,375	$210,735	$990,226

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2010.

Nuveen Investments 73

Notes to
Financial Statements (continued)

4. Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Premium		Premium		Premium
	Income (NPI)		Income 2 (NPM)		Income 4 (NPT)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09
Common shares:
Issued in the Reorganization	—	—	—	30,022,090*	—	—
Issued to shareholders due to reinvestment of distributions	98,680	—	—	—	27,038	—
Repurchased and retired	—	—	(122,900)	(2,500)	—	—
Weighted average Common share:
Price per share repurchased and retired	—	—	$12.90	$11.32	—	—
Discount per share repurchased and retired	—	—	8.42%	13.90%	—	—

* Common shares issued in the Reorganization of Florida Investment Quality (NQF) and Florida Quality Income (NUF).

Preferred Shares
Transactions in ARPS were as follows:

	Premium				Premium
	Income (NPI)				Income 2 (NPM)
	Year Ended		Year Ended		Year Ended		Year Ended
	10/31/10		10/31/09		10/31/10		10/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS issued in the Reorganization*:
Series M2	—	$ —	—	$ —	—	$ —	1,379	$ 34,475,000
Series T2	—	—	—	—	—	—	2,683	67,075,000
Series TH2	—	—	—	—	—	—	1,379	34,475,000
Series F3	—	—	—	—	—	—	1,915	47,875,000
Series F4	—	—	—	—	—	—	1,038	25,950,000
	—	—	—	—	—	—	8,394	209,850,000
ARPS redeemed:
Series M	—	—	(107)	(2,675,000)	—	—	(34)	(850,000)
Series M2	—	—	(56)	(1,400,000)	—	—	—	—
Series T	—	—	(107)	(2,675,000)	—	—	(50)	(1,250,000)
Series W	—	—	(107)	(2,675,000)	—	—	(34)	(850,000)
Series TH	—	—	(107)	(2,675,000)	—	—	(51)	(1,275,000)
Series F	—	—	(108)	(2,700,000)	—	—	(34)	(850,000)
Series F2	—	—	—	—	—	—	(32)	(800,000)
	—	—	(592)	(14,800,000)	—	—	(235)	(5,875,000)
Total	—	$ —	(592)	$(14,800,000)	—	$ —	8,159	$203,975,000
* ARPS issued in the Reorganization of Florida Investment Quality (NQF) and Florida Quality Income (NUF).

74 Nuveen Investments

	Premium
	Income 4 (NPT)
	Year Ended		Year Ended
	10/31/10		10/31/09
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	(1,680)	$ (42,000,000)	(285)	$ (7,125,000)
Series T	(1,528)	(38,200,000)	(259)	(6,475,000)
Series T2	(1,014)	(25,350,000)	(172)	(4,300,000)
Series W	(1,283)	(32,075,000)	(218)	(5,450,000)
Series W2	(423)	(10,575,000)	(41)	(1,025,000)
Series TH	(2,047)	(51,175,000)	(346)	(8,650,000)
Series F	(1,374)	(34,350,000)	(233)	(5,825,000)
Series F2	(1,013)	(25,325,000)	(172)	(4,300,000)
Total	(10,362)	$(259,050,000)	(1,726)	$(43,150,000)

Transactions in VRDP Shares were as follows:

Premium
Income 4 (NPT)
	Year Ended		Year Ended
	10/31/10		10/31/09
	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	2,622	$262,200,000	—	$ —

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended October 31, 2010, were as follows:

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI)	(NPM)	(NPT)
Purchases	$89,233,273	$153,098,769	$140,919,075
Sales and maturities	97,209,367	113,618,619	138,178,782

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI)	(NPM)	(NPT)
Cost of investments	$ 1,254,581,328	$ 1,445,636,825	$782,192,524
Gross unrealized:
Appreciation	$ 81,726,322	$ 97,834,390	$ 46,190,214
Depreciation	(42,229,803)	(19,138,709)	(11,555,750)
Net unrealized appreciation (depreciation) of investments	$ 39,496,519	$ 78,695,681	$ 34,634,464

Nuveen Investments 75

Notes to
Financial Statements (continued)

Permanent differences, primarily due to expired capital loss carryforwards, federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2010, the Funds’ tax year end, as follows:

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI)	(NPM)	(NPT)
Paid-in-surplus	$ 24,053	$ 85	$(15,957,234)
Undistributed (Over-distribution of) net investment income	(37,016)	(16,667)	(31,962)
Accumulated net realized gain (loss)	12,963	16,582	15,989,196

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2010, the Funds’ tax year end, were as follows:

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI)	(NPM)	(NPT)
Undistributed net tax-exempt income *	$19,238,476	$19,108,370	$11,521,724
Undistributed net ordinary income **	2,118	359,388	44,633
Undistributed net long-term capital gains	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2010, paid on November 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2010 and October 31, 2009, was designated for purposes of the dividends paid deduction as follows:

	Premium	Premium	Premium
	Income	Income 2	Income 4
2010	(NPI)	(NPM)	(NPT)
Distributions from net tax-exempt income***	$57,621,620	$66,446,729	$36,749,122
Distributions from net ordinary income **	—	—	—
Distributions from net long-term capital gains	—	—	—
	Premium	Premium	Premium
	Income	Income 2	Income 4
2009	(NPI)	(NPM)	(NPT)
Distributions from net tax-exempt income	$52,231,046	$28,872,682	$31,929,950
Distributions from net ordinary income **	—	—	—
Distributions from net long-term capital gains	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2010, as Exempt Interest Dividends.

At October 31, 2010, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI)	(NPM)*	(NPT)
Expiration:
October 31, 2011	$ 5,185,084	$ 1,170,237	$24,792,603
October 31, 2013	—	—	6,161,830
October 31, 2014	4,614,516	197,103	806,337
October 31, 2015	—	10,749,624	—
October 31, 2016	11,536,998	18,051,540	7,113,122
October 31, 2017	11,817,772	488,931	—
Total	$33,154,370	$30,657,435	$38,873,892
* A portion of Premium Income 2’s (NPM) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

76 Nuveen Investments

During tax year ended October 31, 2010, the Funds utilized capital loss carryforwards as follows:
	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI)	(NPM)	(NPT)
Utilized capital loss carryforwards	$93,828	$279,541	$2,841,317
At October 31, 2010, $15,194,092 of Premium Income 4’s (NPT) capital loss carryforward expired.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. As of October 31, 2010, the complex-level fee rate was .1809%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

As a result of certain trading errors that occurred during the fiscal year ended October 31, 2010, Premium Income 4 (NPT) was reimbursed $240 by the Adviser to offset losses realized on the disposal of investments in violation of investment guidelines.

Nuveen Investments 77

Notes to
Financial Statements (continued)

8. New Accounting Standards

Fair Value Measurements
On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

78 Nuveen Investments

Financial

Highlights

Nuveen Investments 79

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

			Investment Operations				Less Distributions
				Distributions	Distributions
				from Net	from
				Investment	Capital		Net
				Income to	Gains to		Investment	Capital		Discount		Ending
	Beginning		Net	Auction	Auction		Income	Gains		from		Common
	Common		Realized/	Rate	Rate		to	to		Common		Share
	Share	Net	Unrealized	Preferred	Preferred		Common	Common		Shares		Net	Ending
	Net Asset	Investment	Gain	Share–	Share–		Share–	Share–		Repurchased		Asset	Market
	Value	Income	(Loss)	holders (a)	holders (a)	Total	holders	holders	Total	and Retired		Value	Value
Premium Income (NPI)
Year Ended 10/31:
2010	$13.72	$.99	$.67	$(.03)	$—	$1.63	$(.88)	$—	$(.88)	$—		$14.47	$14.34
2009	11.86	.99	1.70	(.05)	—	2.64	(.78)	—	(.78)	—		13.72	12.77
2008	14.76	.97	(2.88)	(.28)	—	(2.19)	(.71)	—	(.71)	—		11.86	10.93
2007	15.33	.98	(.55)	(.29)	—	.14	(.71)	—	(.71)	—		14.76	13.30
2006	14.85	1.00	.49	(.26)	—	1.23	(.75)	—	(.75)	—		15.33	14.13
Premium Income 2 (NPM)
Year Ended 10/31:
2010	14.17	1.01	.71	(.03)	—	1.69	(.88)	—	(.88)	—	*	14.98	14.54
2009	11.71	.95	2.34	(.05)	—	3.24	(.78)	—	(.78)	—	*	14.17	13.02
2008	14.85	.97	(3.10)	(.29)	(.01)	(2.43)	(.69)	(.02)	(.71)	—	*	11.71	10.28
2007	15.45	.97	(.56)	(.30)	(.01)	.10	(.69)	(.02)	(.71)	.01		14.85	13.25
2006	15.07	.97	.49	(.25)	(.01)	1.20	(.76)	(.06)	(.82)	—		15.45	14.05

	Auction Rate Preferred Shares
	at End of Period
	Aggregate
	Amount	Liquidation	Asset
	Outstanding	Value	Coverage
	(000)	Per Share	Per Share
Premium Income (NPI)
Year Ended 10/31:
2010	$400,650	$25,000	$82,664
2009	400,650	25,000	79,620
2008	415,450	25,000	70,540
2007	525,000	25,000	69,820
2006	525,000	25,000	71,552
Premium Income 2 (NPM)
Year Ended 10/31:
2010	487,525	25,000	79,299
2009	487,525	25,000	76,452
2008	283,550	25,000	67,109
2007	347,000	25,000	68,647
2006	347,000	25,000	70,748

80 Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses	Net	Portfolio
Market	Asset	to Common	Including		Excluding	Investment	Turnover
Value(b)	Value (b)	Shares (000)	Interest	(e)	Interest	Income	Rate
19.68%	12.26%	$924,129	1.21%		1.12%	7.05%	6%
24.61	22.89	875,341	1.31		1.17	7.79	4
(13.10)	(15.39)	756,782	1.49		1.18	6.95	11
(1.02)	.93	941,220	1.56		1.17	6.52	14
7.52	8.53	977,601	1.19		1.19	6.64	15
18.89	12.25	1,058,891	1.16		1.09	6.89	7
35.00	28.38	1,003,366	1.36		1.20	7.71	9
(17.95)	(16.96)	477,603	1.56		1.22	6.93	8
(.81)	.71	605,817	1.62		1.19	6.44	12
6.71	8.24	634,981	1.20		1.20	6.42	15

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 81

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

			Investment Operations				Less Distributions
				Distributions	Distributions
				from Net	from
				Investment	Capital		Net			Discount
				Income to	Gains to		Investment	Capital		from
	Beginning		Net	Auction	Auction		Income	Gains		Common	Ending
	Common		Realized/	Rate	Rate		to	to		Shares	Common
	Share	Net	Unrealized	Preferred	Preferred		Common	Common		Repurchased	Share	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-	Share-		and	Net Asset	Market
	Value	Income	(Loss)	holders(a)	holder(a)	Total	holders	holders	Total	Retired	Value	Value
Premium Income 4 (NPT)
Year Ended 10/31:
2010	$12.58	$.87	$.70	$(.01)	$—	$1.56	$(.83)	$—	$(.83)	$—	$13.31	$13.34
2009	10.59	.91	1.83	(.05)	—	2.69	(.70)	—	(.70)	—	12.58	11.69
2008	13.22	.91	(2.67)	(.28)	—	(2.04)	(.59)	—	(.59)	—	10.59	9.24
2007	13.69	.90	(.45)	(.28)	—	.17	(.64)	—	(.64)	—	13.22	11.77
2006	13.38	.90	.35	(.25)	—	1.00	(.69)	—	(.69)	—	13.69	12.80

	Auction Rate Preferred Shares			Variable Rate Demand Preferred Shares
	at End of Period			at End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Liquidation	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share
Premium Income 4 (NPT)
Year Ended 10/31:
2010	$ —	$ —	$ —	$262,200	$100,000	$319,660
2009	259,050	25,000	77,481	—	—	—
2008	302,200	25,000	62,878	—	—	—
2007	338,400	25,000	67,215	—	—	—
2006	338,400	25,000	68,731	—	—	—

82 Nuveen Investments

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Total Returns				Applicable to Common Shares(c)(d)
	Based		Ending
	on		Net
Based	Common		Assets
on	Share Net		Applicable	Expenses	Expenses	Net	Portfolio
Market	Asset		to Common	Including	Excluding	Investment	Turnover
Value(b)	Value(b)		Shares (000)	Interest(e)	Interest	Income	Rate
21.76%	12.77	%*	$575,949	1.67%	1.48%	6.76%	16%
35.01	26.11		543,812	1.33	1.23	7.89	6
(17.19)	(15.97)		457,866	1.62	1.25	7.19	10
(3.30)	1.25		571,427	1.69	1.23	6.68	14
9.89	7.72		591,941	1.25	1.25	6.70	9

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

*
During the fiscal year ended October 31, 2010, Premium Income 4 (NPT) received payments from the Adviser of $240 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on Common Share Net Asset Value.

See accompanying notes to financial statements.

Nuveen Investments 83

Board Members & Officers(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members:
■ ROBERT P. BREMNER(2)			Private Investor and Management Consultant; Treasurer and Director,
8/22/40	Chairman of		Humanities Council of Washington, D.C.
333 W. Wacker Drive	the Board	1996		206
Chicago, IL 60606	and Board Member

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
10/22/48			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; President Pro Tem of the Board of	206
Chicago, IL 60606			Regents for the State of Iowa University System; Director, Gazette
Companies; Life Trustee of Coe College and the Iowa College Foundation;
formerly, Director, Alliant Energy; formerly, Director, Federal
Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean, Tippie College of Business, University of Iowa (since
3/6/48			2006); Director (since 2004) of Xerox Corporation; Director
333 W. Wacker Drive	Board Member	2004	(since 2005), Beta Gamma Sigma International Honor Society;	206
Chicago, IL 60606			formerly, Dean and Distinguished Professor of Finance, School of
Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director
(1997-2007), Credit Research Center at Georgetown University.

■ DAVID J. KUNDERT(2)			Director, Northwestern Mutual Wealth Management
10/28/42			Company; retired (since 2004) as Chairman, JPMorgan
333 W. Wacker Drive	Board Member	2005	Fleming Asset Management, President and CEO, Banc One	206
Chicago, IL 60606			Investment Advisors Corporation, and President, One Group
Mutual Funds; prior thereto, Executive Vice President, Banc One
Corporation and Chairman and CEO, Banc One Investment
Management Group; Member, Board of Regents, Luther College;
member of the Wisconsin Bar Association; member of Board of
Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater
Milwaukee Foundation.

■ WILLIAM J. SCHNEIDER(2)			Chairman of Miller-Valentine Partners Ltd., a real estate investment
9/24/44			company; formerly, Senior Partner and Chief Operating Officer
333 W. Wacker Drive	Board Member	1997	(retired, 2004) of Miller-Valentine Group; member, University of	206
Chicago, IL 60606			Dayton Business School Advisory Council;member, Mid-America
Health System board; formerly, member and chair, Dayton Philharmonic
Orchestra Association; formerly, member, Business Advisory Council,
Cleveland Federal Reserve Bank.

84 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members:
■ JUDITH M. STOCKDALE			Executive Director, Gaylord and Dorothy Donnelley
12/29/47			Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive	Board Member	1997	Great Lakes Protection Fund (1990-1994).	206
Chicago, IL 60606

■ CAROLE E. STONE(2)			Director, Chicago Board Options Exchange (since 2006); Director,
6/28/47			C2 Options Exchange, Incorporated (since 2009); formerly,
333 W. Wacker Drive	Board Member	2007	Commissioner, New York State Commission on Public Authority	206
Chicago, IL 60606			Reform (2010); formerly, Chair, New York Racing Association
Oversight Board (2005-2007).
■ TERENCE J. TOTH(2)
9/29/59			Director, Legal & General Investment Management America, Inc.
333 W. Wacker Drive	Board Member	2008	(since 2008); Managing Partner, Promus Capital (since 2008);	206
Chicago, IL 60606			formerly, CEO and President, Northern Trust Global Investments
(2004-2007); Executive Vice President, Quantitative Management
& Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman
Theatre Board (since 2004), Chicago Fellowship Boards (since
2005), University of Illinois Leadership Council Board (since 2007)
and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern
Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board
(1997-2004).
Interested Board Member:
■ JOHN P. AMBOIAN(3)			Chief Executive Officer (since July 2007), Director (since 1999)
6/14/61			and Chairman (since 2007) of Nuveen Investments, Inc.; Chief
333 W. Wacker Drive	Board Member	2008	Executive Officer (since 2007) of Nuveen Asset Management,	206
Chicago, IL 60606			Nuveen Investments Advisors, Inc.

Officers of the Funds:
■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), Assistant Secretary and
9/9/56	Chief		Associate General Counsel of Nuveen Investments, LLC; Managing
333 W. Wacker Drive	Administrative	1988	Director (since 2004) and Assistant Secretary (since 1994) of Nuveen	206
Chicago, IL 60606	Officer		Investments, Inc.; Managing Director, Associate General Counsel and
Assistant Secretary, of Nuveen Asset Management (since 2002) and of
Symphony Asset Management LLC, (since 2003); Vice President and
Assistant Secretary of NWQ Investment Management Company, LLC.
(since 2002), Nuveen Investments Advisers Inc. (since 2002),
Tradewinds Global Investors, LLC, and Santa Barbara Asset
Management, LLC (since 2006), Nuveen HydePark Group LLC and
Nuveen Investment Solutions, Inc. (since 2007) and of Winslow
Capital Management, Inc. (since 2010); Chief Administrative
Officer and Chief Compliance Officer (since 2010) of Nuveen
Commodities Asset Management, LLC; Chartered Financial Analyst.

Nuveen Investments 85

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds:
■ WILLIAM ADAMS IV			Executive Vice President of Nuveen Investments, Inc.; Executive
6/9/55			Vice President, U.S. Structured Products of Nuveen Investments,
333 W. Wacker Drive	Vice President	2007	LLC, (since 1999), ; Managing Director (since 2010) of Nuveen	131
Chicago, IL 60606			Commodities Asset Management, LLC.

■ MARGO L. COOK			Executive Vice President (since 2008) of Nuveen
4/11/64			Investments, Inc.; previously, Head of Institutional Asset
333 W. Wacker Drive	Vice President	2009	Management (2007-2008) of Bear Stearns Asset Management;	206
Chicago, IL 60606			Head of Institutional Asset Management (1986-2007) of Bank
of NY Mellon; Chartered Financial Analyst.
■ LORNA C. FERGUSON
10/24/45
333 W. Wacker Drive	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and	206
Chicago, IL 60606			Managing Director (since 2005) of Nuveen Asset Management.

■ STEPHEN D. FOY			Senior Vice President (since 2010), formerly, Vice President (1993-
5/31/54	Vice President		2010) and Funds Controller (since 1998) of Nuveen Investments,
333 W. Wacker Drive	and Controller	1998	LLC; Senior Vice President (since 2010), formerly, Vice President	206
Chicago, IL 60606			(2005-2010) of Nuveen Asset Management; Certified Public Accountant.

■ SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer
8/20/70	Vice President		(since 2009) of Nuveen Investments, LLC; Managing Director and
333 W. Wacker Drive	and Treasurer	2009	Treasurer of Nuveen Asset Management (since 2009); Nuveen	206
Chicago, IL 60606			Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and
Nuveen Investments Holdings, Inc.; Vice President and Treasurer of
NWQ Investment Management Company, LLC, Tradewinds Global
Investors, LLC, Symphony Asset Management LLC and Winslow
Capital Management, Inc.; Vice President of Santa Barbara Asset
Management, LLC; formerly Treasurer (2006-2009), Senior Vice
President (2008-2009), previously, Vice President (2006-2008) of
Janus Capital Group, Inc.; formerly, Senior Associate in Morgan
Stanley’s Global Financial Services Group (2000- 2003);
Chartered Accountant Designation.

■ WALTER M. KELLY			Senior Vice President (since 2008), Vice President (2006-2008)
2/24/70	Chief Compliance		formerly, Assistant Vice President and Assistant General Counsel
333 W. Wacker Drive	Officer and	2003	(2003-2006) of Nuveen Investments, LLC; Senior Vice President	206
Chicago, IL 60606	Vice President		(since 2008), formerly, Vice President (2006-2008) and Assistant
Secretary (since 2008) of Nuveen Asset Management.

■ TINA M. LAZAR			Senior Vice President (since 2009), formerly, Vice President of Nuveen
8/27/61			Investments, LLC (1999-2009); Senior Vice President (since 2010),
333 W. Wacker Drive	Vice President	2002	formerly, Vice President (2005-2010) of Nuveen Asset Management.	206
Chicago, IL 60606

86 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds:
■ KEVIN J. MCCARTHY			Managing Director (since 2008), formerly, Vice President
3/26/66	Vice President		(2007-2008), Nuveen Investments, LLC; Managing Director
333 W. Wacker Drive	and Secretary	2007	(since 2008), formerly, Vice President, and Assistant Secretary,	206
Chicago, IL 60606			Nuveen Asset Management, and Nuveen Investments Holdings, Inc.;
Vice President (since 2007) and Assistant Secretary, Nuveen
Investment Advisers Inc., NWQ Investment Management Company,
LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC,
Symphony Asset Management LLC, Santa Barbara Asset
Management LLC, Nuveen HydePark Group, LLC and Nuveen
Investment Solutions, Inc. (since 2007) and of Winslow Capital
Management, Inc. (since 2010); Vice President and Secretary
(since 2010) of Nuveen Commodities Asset Management, LLC;
prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

(1)
Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments 87

Annual Investment Management Agreement Approval Process(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

88 Nuveen Investments

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent

Nuveen Investments 89

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. In this regard, the Independent Board Members noted that although the Nuveen Premium Income Municipal Fund 2, Inc. and the Nuveen Premium Income Municipal Fund 4, Inc. lagged their peers somewhat in the short-term one-year period, they demonstrated more favorable performance in the longer three- and five-year periods. In addition, the Independent Board Members noted that although the Nuveen Premium Income Municipal Fund, Inc. lagged its peers over various periods, it outperformed its benchmark in the one-year period.

C.   Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen

90 Nuveen Investments

(applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members recognized that each Fund had net advisory fees above the peer average but net expense ratios below, at or near the peer expense ratio average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors

Nuveen Investments 91

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

92 Nuveen Investments

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments 93

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

94 Nuveen Investments

per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments 95

Glossary of Terms
Used in this Report

•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest- ment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Average Effective Maturity: The market-value-weighted average of the effective matu- rity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

•
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typi- cally also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

96 Nuveen Investments

•
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

•	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

•
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments 97

Notes

98 Nuveen Investments

Notes

Nuveen Investments 99

Notes

100 Nuveen Investments

Other Useful Information

Board of Directors
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust
Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

		Auction Rate
	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NPI	—	—
NPM	122,900	—
NPT	—	10,362

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 101

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-E-1010D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of December 30, 2010, the registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Premium Income Municipal Fund 2, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2010	$57,383	$4,200	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2009	$35,170	$264	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser	Adviser and	Billed to Adviser
	and Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2009	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2010	$ 3,400	$ 0	$ 0	$ 3,400
October 31, 2009	$ 3,400	$ 0	$ 0	$ 3,400

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of December 30, 2010, the members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities.  The registrant also may invest in shares of investment companies that in turn invest primarily in municipal bonds.

The registrant has adopted the proxy voting policies and procedures of Nuveen Asset Management to govern the voting of proxies with respect to that fund.  In the event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by the issuer of a cash management security or municipal bond-oriented investment company, Nuveen Asset Management (as defined below) has approved and adopted the proxy voting policies of an independent third party, Institutional Shareholder Services, Inc. (“ISS”) to determine how the proxy should be voted.  It has also engaged ISS to apprise Nuveen Asset Management of shareholder meeting dates, to provide research on proxy proposals and voting recommendations and to cast the actual proxy votes.  In addition, ISS also serves as Nuveen Asset Management’s proxy voting record keeper.  Nuveen Asset Management’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with the overall oversight of proxy voting policies and procedures, including the activities of the firm’s Proxy Voting Committee (“PVC”), which is responsible for providing an administrative framework to facilitate and monitor proxy voting, including oversight of the firm’s relationship with ISS.

From time to time, a portfolio manager may initiate action to override an ISS recommendation for a particular vote.  Such override will be reviewed by Nuveen Asset Management’s legal department for material conflicts and if it is determined that no material conflicts exist, the approval of one investment professional on the IPC or Nuveen Asset Management’s Head of Equity Research shall authorize the override.

Nuveen Asset Management recognizes that there are circumstances where it may have a perceived or real conflict of interest in voting proxies and will vote proxies in the best interest of its clients regardless of any such real or perceived conflicts of interest.  By adopting ISS policies, Nuveen Asset Management believes the risk related to conflicts will be minimized.  To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote after receiving voting direction from the Head of Research, who will seek voting direction from the appropriate investment personnel, after confirming that Nuveen Asset Management faces no material conflicts of its own with respect to the specific proxy vote.  If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to: (1) obtaining instructions from the affected client(s) on how to vote the proxy; (2) disclosing the conflict to the affected client(s) and seeking their consent to permit Nuveen Asset Management to vote the proxy; (3) voting in proportion to the other shareholders; (4) recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or (5) following the recommendation of a different independent third party.

In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Nuveen Asset Management’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within Nuveen Asset Management, its affiliates or the Fund complex with regard to how Nuveen Asset Management should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Nuveen Asset Management’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality.  The purpose of acquiring such equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem.  In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the registrant’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Neither the registrant nor Nuveen Asset Management considers such control activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant’s Board on any such control activities on a quarterly basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser").  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
PAUL BRENNAN	Nuveen Premium Income Municipal Fund 2, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Paul Brennan	Registered Investment Company	22	$ 13.64 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.38 million
*	Assets are as of December 31, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of Nuveen Asset Management). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.  This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million.  As of October 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 56,510 securities with an aggregate current market value of $1,248 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by Nuveen Asset Management in accordance with its overall compensation strategy discussed above. Nuveen Asset Management is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Nuveen Asset Management’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Nuveen Asset Management’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation.    In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent.  These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.  In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that the Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of December 31, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen Premium Income Municipal Fund 2, Inc.	$0	$100,001-$500,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS
NOVEMBER 1-30, 2009	122,900	$12.90	122,900	3,956,600

DECEMBER 1-31, 2009	0		0	3,956,600

JANUARY 1-31, 2010	0		0	3,956,600

FEBRUARY 1-28, 2010	0		0	3,956,600

MARCH 1-31, 2010	0		0	3,956,600

APRIL 1-30, 2010	0		0	3,956,600

MAY 1-31, 2010	0		0	3,956,600

JUNE 1-30, 2010	0		0	3,956,600

JULY 1-31, 2010	0		0	3,956,600

AUGUST 1-31, 2010	0		0	3,956,600

SEPTEMBER 1-30, 2010	0		0	3,956,600

OCTOBER 1-31, 2010	0		0	3,956,600

TOTAL	122,900

* The registrant's repurchase program, which authorized the repurchase of 4,080,000 shares, was announced October 3, 2009. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund 2, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2011